For further information: Michele Lopiccolo, VP, Investor Relations Phone 504/576-4879, Fax 504/576-2897 mlopicc@entergy.com

INVESTOR NEWS

Exhibit 99.1

November 5, 2007

ENTERGY REPORTS THIRD QUARTER EARNINGS
AND ANNOUNCES PLAN TO SPIN OFF NON-UTILITY NUCLEAR BUSINESS

NEW ORLEANS - Entergy Corporation reported third quarter 2007 earnings of $2.30 per share on as-reported and operational bases, as shown in Table 1 below. A more detailed discussion of quarterly results begins on page 2 of this release.
Table 1: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures
Third Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
As-Reported Earnings	2.30	1.83	0.47	4.63	4.08	0.55
Less Special Items	-	0.03	(0.03)	-	0.16	(0.16)
Operational Earnings	2.30	1.80	0.50	4.63	3.92	0.71
Weather Impact	0.06	0.06	-	0.04	0.06	(0.02)

Operational Earnings Highlights for Third Quarter 2007

  Utility, Parent & Other had higher earnings from the net positive effect of recent regulatory actions and higher wholesale revenue.
  Entergy Nuclear earnings increased as a result of higher revenue from pricing and production from the newly-acquired Palisades plant and the positive effect of a lower effective tax rate in the current period.
  Entergy's Non-Nuclear Wholesale Assets business reported results that were essentially unchanged from the comparable period in 2006.

"The Board of Directors' decision to pursue a plan to spin off the non-utility nuclear business to shareholders reflects the same commitment to shareholder value that has produced the highest return in the industry over the last nine years," said J. Wayne Leonard Entergy's chairman and chief executive officer. "In addition, as reflected in earnings guidance for 2008, the company remains on track to realize its aspiration of growing earnings $1 per share per year."

Table of Contents		Page

I.	Consolidated Results	2
II.	Utility, Parent & Other Results	3
III.	Competitive Businesses Results Entergy Nuclear Non-Nuclear Wholesale Assets	4 4 5
IV.	Earnings Guidance	5
V.	Business Separation and Financial Aspirations	8
VI.	Appendices
A.  Variance Analysis and Special Items
B.  Regulatory Summary
C.  Financial Performance Measures and
      Historical Performance Measures
D.  Planned Capital Expenditures
E.  Definitions
	F. GAAP to Non-GAAP Reconciliations	12 14 16 18 19 21
VII.	Financial Statements	32

Entergy's business highlights include the following:

  Entergy's Board of Directors approved a plan to pursue separation of Entergy's non-utility nuclear business and to enter into a nuclear services joint venture with the spun-off entity.
  Entergy Louisiana and Entergy Gulf States-Louisiana received an order from the Louisiana Public Service Commission authorizing recovery for the balance of storm restoration costs, storm reserves and securitization thereof.
  Entergy was selected, for the sixth consecutive year, as a member of the Dow Jones Sustainability Index - World, the only U.S. utility to be so honored.

Entergy's senior management will be available on November 5-6, 2007 at the Edison Electric Institute's Financial Conference to discuss quarterly results and other Entergy business matters with investors. Chairman and Chief Executive Officer, J. Wayne Leonard will also provide a presentation on November 6, 2007 expected to start at approximately 11:15 a.m. EST. A live audio webcast of the presentation and presentation slides can be accessed via the Investor Relations section of Entergy's corporate Web site at www.entergy.com. A replay of the webcast will be available later that day and for 30 days thereafter via Entergy's corporate Web site.

I. Consolidated Results

Consolidated Earnings

Table 2 provides a comparative summary of consolidated earnings per share for third quarter 2007 versus 2006, including a reconciliation of GAAP as-reported earnings to non-GAAP operational earnings. Utility, Parent & Other had higher earnings from the net positive effect of recent regulatory actions and higher wholesale revenue, partially offset by higher interest expense. Entergy Nuclear's earnings increased as a result of higher revenue from pricing and additional production available from the recently acquired Palisades plant and the effect of a lower effective tax rate, partially offset by the effect of reduced production due to additional planned and unplanned outages. Entergy's Non-Nuclear Wholesale Assets business reported results essentially unchanged from results in third quarter 2006. Entergy's results for the current period also reflect the positive effect of accretion associated with the company's share repurchase program.

Entergy New Orleans, Inc. (ENOI) emerged from Chapter 11 bankruptcy during second quarter 2007 and consistent with applicable consolidation accounting and reporting standards Entergy re-consolidated ENOI for financial reporting purposes effective for second quarter and retroactive to January 1, 2007. While, in accordance with GAAP, 2006 will not be re-consolidated, to facilitate comparisons for earnings release purposes Pro-forma 2006 results re-consolidating ENOI will be reported. Reconciliations of this 2006 non-GAAP view to the GAAP view can be found in Appendix F.
Table 2: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures (see appendix E for definitions of certain measures)
Third Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
As-Reported
Utility, Parent & Other	1.52	1.35	0.17	2.54	2.89	(0.35)
Entergy Nuclear	0.80	0.50	0.30	1.96	1.19	0.77
Non-Nuclear Wholesale Assets	(0.02)	(0.02)	-	0.13	-	0.13
Consolidated As-Reported Earnings	2.30	1.83	0.47	4.63	4.08	0.55

Less Special Items
Utility, Parent & Other	-	0.03	(0.03)	-	0.16	(0.16)
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Consolidated Special Items	-	0.03	(0.03)	-	0.16	(0.16)

Operational
Utility, Parent & Other	1.52	1.32	0.20	2.54	2.73	(0.19)
Entergy Nuclear	0.80	0.50	0.30	1.96	1.19	0.77
Non-Nuclear Wholesale Assets	(0.02)	(0.02)	-	0.13	-	0.13
Consolidated Operational Earnings	2.30	1.80	0.50	4.63	3.92	0.71
Weather Impact	0.06	0.06	-	0.04	0.06	(0.02)

Detailed earnings variance analyses are included in appendices A-1 and A-2 to this release. In addition, appendix A-3 provides details of special items shown in Table 2 above.

Consolidated Net Cash Flow Provided by Operating Activities

Entergy's net cash flow provided by operating activities in third quarter 2007 was $663 million compared to $793 million in third quarter 2006. The decrease was due primarily to the following items:

  Reduced collections of deferred fuel recovery in the current quarter totaling $259 million.
  Higher income tax payments for the Entergy system companies totaling $86 million.
  Higher cash payments associated with refueling outages at Entergy Nuclear of $33 million.

The above items were partially offset by higher net revenues at Entergy Nuclear of $159 million and lower pension funding payments of $96 million at Utility, Parent and Other.

Table 3 provides the components of net cash flow provided by operating activities contributed by each business with quarter-to-quarter and year-to-date comparisons.

Table 3: Consolidated Net Cash Flow Provided by Operating Activities
Third Quarter and Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(U.S. $ in millions)
	Third Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other	394	615	(221)	1,116	1,786	(670)
Entergy Nuclear	276	175	101	535	648	(113)
Non-Nuclear Wholesale Assets	(7)	3	(10)	(24)	(82)	58
Total Net Cash Flow Provided by Operating Activities	663	793	(130)	1,627	2,352	(725)

II. Utility, Parent & Other Results

In third quarter 2007, Utility, Parent & Other had earnings of $1.52 per share on as-reported and operational bases, compared to $1.35 per share in as-reported earnings and $1.32 per share of operational earnings in third quarter 2006. Earnings for Utility, Parent & Other in third quarter 2007 reflect the net positive effect of recent regulatory actions and higher wholesale revenue, as well as the positive effect of accretion associated with Entergy's share repurchase program. Partially offsetting these factors was higher interest expense associated with debt incurred to fund common stock repurchases and the Palisades acquisition, as well as interest on securitization bonds and the resumption of interest payments in September 2007 at Entergy New Orleans. Weather in the current period was comparable to the warmer-than-normal weather experienced in third quarter 2006.

Electricity usage, in gigawatt-hour sales by customer segment, is included in Table 4. Current quarter sales reflect the following:

  Residential sales in third quarter 2007, on a weather-adjusted basis, were up less than 1 percent compared to third quarter 2006.
  Commercial and governmental sales, on a weather-adjusted basis, were up 2 percent.
  Industrial sales experienced a decrease of 2 percent in third quarter 2007 compared to the same period a year ago.

The residential sales segment increased less than 1 percent quarter to quarter; however, the latter part of third quarter 2007 reflected stronger sales and an improving regional economy. The quarter-over-quarter increase in the commercial and governmental sectors reflects continued recovery and ongoing growth in these sectors, while the decline in the industrial sector for the quarter reflects the loss of a customer to cogeneration, which was anticipated earlier in the year, and lower spot sales to cogeneration customers. Partially offsetting these factors was higher than expected utilization in the refining segment as well as a rebound in the chemical segment which benefited from strong export markets.

Table 4 provides a comparative summary of the Utility's operational performance measures.

Table 4: Utility Operational Performance Measures (see appendix E for definitions of measures)
Third Quarter and Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
	Third Quarter				Year-to-Date
	2007	2006	% Change	% Weather Adjusted	2007	2006	% Change	% Weather Adjusted
GWh billed
Residential	11,128	11,120	0.1%	0.4%	25,905	25,416	1.9%	2.3%
Commercial and governmental	8,748	8,587	1.9%	2.0%	22,457	21,930	2.4%	2.9%
Industrial	10,120	10,316	-1.9%	-1.9%	29,256	29,162	0.3%	0.3%
Total Retail Sales	29,996	30,023	-0.1%	-	77,618	76,508	1.5%	1.7%
Wholesale	1,413	1,844	-23.4%		4,479	5,667	-21.0%
Total Sales	31,409	31,867	-1.4%		82,097	82,175	-0.1%
O&M expense	$15.16	$14.59	3.9%		$16.86	$15.79	6.8%
Number of retail customers (a)
Residential					2,279,985	2,238,196	1.9%
Commercial and governmental					338,750	332,703	1.8%
Industrial					50,087	49,939	0.3%

(a) Customer count data reflects estimates of customers in the hardest hit areas affected by Hurricane Katrina.  Issues associated with temporary housing and resumption of service at permanent dwellings render precise counts difficult at this time.

Appendix B provides information on selected pending local and federal regulatory cases.

III. Competitive Businesses Results

Entergy's competitive businesses include Entergy Nuclear and Non-Nuclear Wholesale Assets.

Entergy Nuclear

Entergy Nuclear earned $0.80 per share on as-reported and operational bases in third quarter 2007, compared to $0.50 in third quarter 2006 for as-reported and operational earnings. The improved results in third quarter 2007 came from increased revenues from pricing and the production available from Palisades, acquired in the second quarter of this year, and the positive effect of a lower effective tax rate in the current period. Partially offsetting this increase was reduced production as a result of additional unplanned outage time at Vermont Yankee. In addition, Palisades entered a planned refueling outage on September 9, 2007. There were no refueling outages in third quarter 2006.

Table 5 provides a comparative summary of Entergy Nuclear's operational performance measures.
Table 5: Entergy Nuclear Operational Performance Measures
Third Quarter and Year-to-Date 2007 vs. 2006 (see appendix E for definitions of measures)
	Third Quarter			Year-to-Date
	2007	2006	% Change	2007	2006	% Change
Net MW in operation	4,998	4,200	19%	4,998	4,200	19%
Average realized price per MWh (b) (c)	$53.11	$44.90	18%	$53.12	$44.33	20%
Production cost per MWh (b)	$20.90	$18.75	11%	$20.64	$19.00	9%
Non-fuel O&M expense/purchased power per MWh (b)	$22.40	$21.29	5%	$22.45	$21.00	7%
GWh billed	10,105	9,119	11%	27,315	26,163	4%
Capacity factor	93%	99%	-6%	88%	95%	-7%
Refueling outage days:
Indian Point 2					31
Indian Point 3				24
Palisades	21			21
Pilgrim				33
Vermont Yankee				24

(b) These statistics have been restated for current and comparable periods as follows: Average realized price per MWh has been restated to reflect MWh billed. Production cost per MWh has been restated to exclude purchased power which is now included in non-fuel O&M/purchased power per MWh, data for which has also been restated.
(c) Does not include the revenue associated with the amortization of the below-market PPA for Palisades.

Entergy Nuclear's sold forward position is 95%, 91%, and 77% of planned generation at average prices per megawatt-hour of $47, $54 and $60, for 2007, 2008, and 2009, respectively. Table 6 provides capacity and generation sold forward projections for Entergy Nuclear.
Table 6: Entergy Nuclear's Capacity and Generation Projected Sold Forward
2007 through 2012 (see appendix E for definitions of measures)
	Remainder of 2007	2008	2009	2010	2011	2012
Energy
Planned TWh of generation	11	41	41	40	41	41
Percent of planned generation sold forward (d)
Unit-contingent	48%	50%	42%	30%	29%	16%
Unit-contingent with availability guarantees	40%	36%	35%	28%	14%	7%
Firm liquidated damages	7%	5%	0%	0%	0%	0%
Total	95%	91%	77%	58%	43%	23%
Average contract price per MWh	$47	$54	$60	$59	$55	$51

Capacity
Planned net MW in operation	4,998	4,998	4,998	4,998	4,998	4,998
Percent of capacity sold forward
Bundled capacity and energy contracts	27%	27%	26%	26%	26%	19%
Capacity contracts	61%	59%	34%	16%	9%	2%
Total	88%	86%	60%	42%	35%	21%
Average capacity contract price per kW per month	$1.7	$1.8	$1.7	$2.5	$3.1	$3.5

Blended Capacity and Energy Recap (based on revenues)
Percent of planned energy and capacity sold forward	93%	88%	73%	52%	36%	18%
Average contract revenue per MWh (e)	$49	$56	$61	$60	$56	$52

(d) A portion of EN's total planned generation sold forward is associated with the Vermont Yankee contract for which pricing may be adjusted. (e) Average contract prices exclude potential payments that may be owed under the value sharing agreement with the New York Power Authority.

Non-Nuclear Wholesale Assets

Entergy's Non-Nuclear Wholesale Assets business recorded a loss of $(0.02) per share on both as-reported and operational bases in third quarter 2007 which equaled results on both as-reported and operational bases in third quarter 2006.

IV. Earnings Guidance

Entergy is reaffirming as-reported and operational earnings guidance for 2007 in the range of $5.40 to $5.70 per share. Year-over-year changes are shown as point estimates and are applied to 2006 actual results to compute the 2007 guidance midpoint. Because there is a range of possible outcomes associated with each variable, a range is applied to the calculated guidance midpoints to produce Entergy's guidance ranges for as-reported and operational earnings. When initially established, earnings guidance for 2007 excluded ENOI given the uncertainty as it worked through its Chapter 11 Bankruptcy proceeding. While incorporating ENOI results in operational earnings now creates upside to the calculated guidance midpoint, when considered with other year-to-date outcomes, the current earnings guidance range of $5.40 to $5.70 per share continues to be most likely. Earnings guidance for 2007 is detailed in Table 7 below.

Key assumptions, established in October 2006, supporting 2007 earnings guidance are as follows:

Utility, Parent & Other

  Normal weather
  Retail sales growth of just under 2%
  Increased revenue associated with storm and non-storm rate requests, partially offset by declining wholesale revenues, among others
  Increased non-fuel operation and maintenance expense, primarily due to effects of wage and other inflation and increased insurance premiums
  Increased interest expense primarily from securitization debt and Palisades financing

Entergy Nuclear

  Incremental earnings of $0.20 total for Palisades acquisition, assuming second quarter close; Palisades' contributions to Entergy Nuclear's 2007 metrics are factored in the assumptions that follow
  38 TWh of total output, reflecting an approximate 92% capacity factor, including 30 day refueling outages at Indian Point 3, Pilgrim and Vermont Yankee, all in Spring 2007, and the initial refueling outage at Palisades, in Fall 2007
  95% energy sold under existing contracts; 5% sold into the spot market
  $49/MWh average energy contract price; $69/MWh average unsold energy price based on published forward market prices in October 2006
  85% capacity sold under existing contracts; 15% sold in spot market
  $1.60 per kW per month average capacity-only contract price; $3.00 per kW per month unsold capacity based on market prices in October 2006
  $21.25/MWh non-fuel operation and maintenance expense reflecting wage and other inflation; $20.50/MWh production cost

Non-Nuclear Wholesale Assets

  Increased losses

Special Items

  Absence of 2006 recognition of gain contingency associated with receipt of additional proceeds from the 2004 sale of Entergy-Koch Trading and related tax benefits from liquidation of the holding company that owned Entergy's investment in Entergy-Koch, LP
  Absence of 2006 effect of write-off of capital losses at Non-Nuclear Wholesale Assets

Share Repurchase Program

  2007 average fully diluted shares outstanding of approximately 206 million; excludes effect of the new $1.5 billion share repurchase program
Table 7: 2007 Earnings Per Share Guidance excluding Entergy New Orleans
(Per share in U.S. $) - Prepared October 2006 (f)
Segment	Description of Drivers	2006 Earnings Per Share	Expected Change	2007 Guidance Midpoint	2007 Guidance Range

Utility, Parent & Other	2006 Operational Earnings per Share	3.20
	Adjustment to normalize weather		(0.07)
	Increased revenue due to sales growth and rate actions		0.30
	Increased O&M expense		(0.10)
	Increased depreciation expense		(0.10)
	Increased interest expense		(0.05)
	Accretion/Other		(0.13)
	Subtotal	3.20	(0.15)	3.05

Entergy Nuclear	2006 Operational Earnings per Share	1.46
	Higher contract and market energy pricing		0.70
	Higher contract and market capacity pricing		0.10
	Increased generation from plant acquisition, net of more outages		0.40
	Increased O&M expense		(0.25)
	Accretion/Other		0.14
	Subtotal	1.46	1.09	2.55

Non-Nuclear Wholesale Assets	2006 Operational Earnings per Share	0.06
	Increased losses		(0.11)
	Subtotal	0.06	(0.11)	(0.05)

Consolidated Operational
	2007 Operational Earnings per Share	4.72	0.83	5.55	5.40 - 5.70

Consolidated As-Reported	2006 As Reported Earnings per Share	5.36
	Changes detailed above		0.83
	Special items:
	2006 Gain on sale of Entergy-Koch, LP		(0.26)
	2006 Restructuring - Entergy-Koch, LP distribution		(0.49)
	2006 Write-off of capital losses at Non-Nuclear Wholesale		0.13
	2006 Entergy New Orleans, Inc. results		(0.02)
	2007 As-Reported Earnings per Share	5.36	0.19	5.55	5.40 - 5.70

(f) Updated January 2007 to reflect 2006 final results.

2008 Guidance

Entergy is initiating 2008 earnings guidance in the range of $6.50 to $6.90 per share on both as-reported and operational bases on a business as usual basis. Guidance for 2008 does not include a special item for expenses anticipated in connection with the plan to pursue separation of Entergy's non-utility nuclear business and to enter into a nuclear services joint venture, both discussed below. As is the case for 2007, year-over-year changes are shown as point estimates and are applied to 2007 guidance mid-point estimates to compute the 2008 guidance midpoint. Because there is a range of possible outcomes associated with each earnings driver, a range is applied to the calculated guidance midpoints to produce Entergy's guidance ranges for as-reported and operational earnings. 2008 earnings guidance is detailed in Table 8 below.

Table 8: 2008 Earnings Per Share Guidance - As Reported and Operational
(Per share in U.S. $) - Prepared November 2007
Segment	Description of Drivers	2007 Guidance Midpoint	Expected Change	2008 Guidance Midpoint	2008 Guidance Range

Utility, Parent & Other	2007 Earnings per Share	3.05
	Adjustment to normalize weather		(0.04)
	Increased revenue due to sales growth and rate actions		0.35
	Increased O&M expense		(0.05)
	Increased depreciation expense		(0.10)
	Decreased interest expense		0.05
	Decreased other income		(0.10)
	Accretion		0.10
	Other		0.09
	Subtotal	3.05	0.30	3.35

Entergy Nuclear	2007 Earnings per Share	2.55
	Higher contract and market energy pricing		0.80
	Increased generation from plant acquisition and fewer outages		0.45
	Increased O&M expense		(0.25)
	Increased depreciation expense		(0.12)
	Accretion		0.10
	Other		(0.13)
	Subtotal	2.55	0.85	3.40

Non-Nuclear Wholesale Assets	2007 Earnings per Share	(0.05)
	Continued losses from Non-Nuclear Wholesale Assets		-
	Subtotal	(0.05)	-	(0.05)

Consolidated	2008 Earnings per Share	5.55	1.15	6.70	6.50 - 6.90

Key assumptions supporting 2008 earnings guidance are as follows:

Utility, Parent & Other

  Normal weather
  Retail sales growth of roughly 2%
  Increased revenue associated with rate actions
  Increased non-fuel operation and maintenance expense, primarily due to effects of wage and other inflation
  Increased depreciation associated with rate base growth
  Decreased interest expense as a result of receiving proceeds from Louisiana storm securitization, net of effects on interest expense of other financings
  Decreased other income due primarily to absence of 2007 carrying costs reflected for storm settlements

Entergy Nuclear

  41 TWh of total output, reflecting an approximate 94% capacity factor, including 30 day refueling outages at Indian Point 2 in Spring 2008, and FitzPatrick and Vermont Yankee, both in Fall 2008
  91% energy sold under existing contracts; 9% sold into the spot market
  $54/MWh average energy contract price; $69/MWh average unsold energy price based on published market prices in October 2007
  $22.10/MWh non-fuel operation and maintenance expense/purchased power with increase primarily due to full year of Palisades operation (acquired mid April 2007); $21.30/MWh production cost
  Increased depreciation due to continued investment in nuclear fleet and full year of Palisades operation

Non-Nuclear Wholesale Assets

  Continued losses based on limited market opportunities

Share Repurchase Program

  2008 average fully diluted shares outstanding of approximately 197 million

Earnings guidance for 2008 should be considered in association with earnings sensitivities as shown in Table 9. These sensitivities illustrate the estimated change in operational earnings resulting from changes in various revenue and expense drivers. Utility sales are expected to be the most significant variable for 2008 results for Utility, Parent & Other. At Entergy Nuclear, energy prices are expected to be the most significant driver of results in 2008. Estimated annual impacts shown in Table 9 are intended to be indicative rather than precise guidance.
Table 9: 2008 Earnings Sensitivities
(Per share in U.S. $)
Variable	2008 Guidance Assumption	Description of Change	Estimated Annual Impact (g)
Utility, Parent & Other
Sales growth Residential Commercial/Governmental Industrial	Slightly less than 2% total sales growth	1% change in Residential MWh sold 1% change in Comm/Govt MWh sold 1% change in Industrial MWh sold	- / + 0.05 - / + 0.04 - / + 0.03
Rate base	Stable rate base	$100 million change in rate base	- / + 0.02
Return on equity	See Appendix C	1% change in allowed ROE	- / + 0.31
Entergy Nuclear
Capacity factor	94% capacity factor	1% change in capacity factor	- / + 0.07
Energy price	9% energy unsold at $69/MWh in 2008	$10/MWh change for unsold energy	- / + 0.12
Non-fuel operation and maintenance expense	$22.10/MWh non-fuel operation and maintenance expense/purchased power	$1 change per MWh	- / + 0.13
Outage (lost revenue only)	94% capacity factor, including refueling outages for three northeast units	1,000 MW plant for 10 days at average portfolio energy price of $54/MWh for sold and $69/MWh for unsold volumes in 2008	- 0.04 / n/a
(g) Based on projected 2007 average fully diluted shares outstanding of approximately 203 million.

V. Business Separation and Financial Aspirations

On November 3, 2007, Entergy's Board of Directors approved a plan to pursue a separation of the non-utility nuclear business from Entergy's regulated utility business through a tax-free spin-off of the non-utility nuclear business. SpinCo, the term used to identify the new company yet to be named, will be a new independent publicly traded company. In addition, SpinCo and Entergy Corporation intend to enter into a nuclear services joint venture, with equal ownership.

New Business Structure

Once the transaction is complete, Entergy Corporation's shareholders will own 100 percent of the common equity in both SpinCo and Entergy. SpinCo's business is expected to be comprised of the non-utility nuclear assets, including the Pilgrim Nuclear Station in Plymouth, Mass., the James A. FitzPatrick and Indian Point Energy Center plants in Oswego and Buchanan, N.Y., respectively, the Palisades plant in Covert, Mich., and the Vermont Yankee plant in Vernon, Vt., and a power marketing operation. Entergy Corporation's business will be comprised of the current five regulated utility operating subsidiaries, System Energy Resources, Inc., the related services subsidiaries System Fuels, Inc., Entergy Operations, Inc. and Entergy Services, Inc., and the remaining Entergy subsidiaries. The newly created joint venture is expected to operate the nuclear assets owned by SpinCo. The joint venture is also expected to offer nuclear services to third parties, including decommissioning, plant relicensing and plant operations for the Cooper Nuclear Station and others.

The joint venture operating structure for SpinCo ensures that the core nuclear operations expertise currently in place at each of the non-utility nuclear plants will remain after the spin-off.  Entergy Nuclear Operations, Inc. will supplement its application filed July 30, 2007 with the Nuclear Regulatory Commission, seeking indirect transfer of control of the operating licenses for the non-utility nuclear fleet, to incorporate the planned business separation. Entergy Nuclear Operations, Inc., the current NRC-licensed operator of the non-utility nuclear plants, would remain the operator of the plants after the separation.  Entergy Operations, Inc., the current NRC-licensed operator of Entergy's utility nuclear plants, will also remain in place as a wholly-owned subsidiary of Entergy and will continue to be the operator of the utility nuclear plants.  The decision to retain the existing operators for the nuclear stations reflects Entergy's commitment to maintaining safety, security and operational excellence.

Leadership Team

The Entergy Board of Directors has approved certain elements of the leadership structure and designated individuals who will fill key board and management roles. The Joint Venture Board of Directors will be comprised of equal membership from both Entergy and SpinCo. Additional details on the structure and leadership will be made available in the coming months. Those assuming new roles or additional responsibilities include:

Entergy Corporation:

Executive Vice President and Chief Operating Officer Mark Savoff

  Nearly 30 years of industry experience, including nuclear leadership roles at GE Power Systems and Entergy
  Currently serves as Entergy's executive vice president of operations with responsibility for the business operations of system planning, performance management, safety and environment, weekly procurement process, utility group regulatory support, fossil generation and transmission organizations
  Previously served as vice president & corporate officer of GE Power Systems, Nuclear Energy and general manager, GE Power Systems, Nuclear Energy where he led the implementation of third party nuclear fuel joint venture and also led the turnaround of GE's global nuclear services business

SpinCo:

Non-Executive Chairman Donald C. Hintz

  Over 30 years of experience in the electric utility industry, including nearly 20 years as a nuclear executive with Entergy
  Elected to the Entergy Board of Directors after retiring as president of Entergy in 2004, currently serves as Chairman of the nuclear committee for the Entergy Board of Directors
  Received the 2004 Platts Global Energy Lifetime Achievement Award for his long and varied career of service, creativity and insight, and contribution to the development and future of the energy industry
  Currently serves as president of the American Nuclear Society

Chief Executive Officer Richard Smith

  More than 30 years of experience in the electric utility industry, including over 10 years of experience as an executive officer
  Currently serves as Entergy's president and chief operating officer with responsibility for Entergy Nuclear and Entergy Operations, which includes fossil plant operations, transmission operations, system environmental and safety, system planning, compliance and performance management
  Previously served as president of Cinergy Resources, Inc. where he managed and directed Cinergy's non-regulated retail gas supply business and also developed Cinergy's non-regulated retail electric supply business in anticipation of retail open access in Ohio

Chief Operating Officer John R. McGaha

  Nearly 30 years of experience with Entergy's nuclear program
  Currently serves as president of planning, development and oversight for Entergy Nuclear with responsibility for planning and innovation; business development and new plant activities; and oversight
  Previously served as president, Entergy Nuclear South with responsibility for Entergy's five nuclear units in its retail electric service area
  Retired from the U.S. Naval Reserve with the rank of captain

Joint Venture:

Chief Executive Officer and Chief Nuclear Officer Michael R. Kansler

  Nearly 30 years of experience in the nuclear industry
  Currently serves as president and chief nuclear officer, Entergy Nuclear with responsibility for all of Entergy's nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as the company's management of the Cooper Nuclear Station for the State of Nebraska
  Previously served as vice president, nuclear services, Virginia Power (now Dominion Resources) with responsibility for the operation of Surry and North Anna, twin-unit nuclear power stations

Chief Operating Officer John Herron

  Nearly 30 years of experience in the nuclear industry
  Currently serves as Entergy senior vice president of nuclear operations with responsibility for the operational side of nuclear fleet management
  Previously served as chief operating officer of Entergy Nuclear Northeast overseeing the day-to-day operations of all Entergy non-utility nuclear plants, including the Pilgrim Nuclear Station, the James A. FitzPatrick and Indian Point Energy Center plants, and the Vermont Yankee power plant.

Executive management at Entergy that remains unchanged includes:

  Chairman and Chief Executive Officer J. Wayne Leonard
  Executive Vice President and Chief Financial Officer Leo Denault
  Group President Utility Operations Gary Taylor
  Executive Vice President of External Affairs Curt Hebert
  Executive Vice President and General Counsel Robert Sloan
  Chief Nuclear Officer Michael Kansler

"While the operating results of the non-utility nuclear plants have contributed substantially to Entergy's profitability, the full value of the investment has not and is unlikely to be recognized or realized embedded in a 'utility' which has a separate set of investment and credit needs," said Leonard. "Over the last nine years, shareholders have put considerable capital at risk as we started and grew this business. The planned transaction provides shareholders a first-of-its-kind, pure play on emission-free nuclear power and on the environmental needs as the states, the nation and the world move inexorably toward a less carbon intensive future."

"Shareholders have been patient, and the proposed structure provides a very real opportunity for full value realization while maintaining the safety, security, and operational excellence of our entire (utility and non-utility) nuclear fleet," Leonard said. "Moreover, good corporate governance dictates the decision to buy, hold or sell this uniquely positioned segment of our business and this industry be available to shareholders to execute consistent with their individual points of view. In the spin-off, shareholders will receive a highly-liquid publicly-traded stock that we believe will be better recognized for its innate and scarcity value."

Brief Overview of Each Business

After completion of the business separation, Entergy Corporation will consist of the current five electric utility subsidiaries in four contiguous states with generating capacity of more than 22,000 megawatts and 15,000 miles of transmission lines. Entergy will be a customer service-focused electric and gas utility with a unique growth opportunity through its portfolio transformation strategy that benefits customers. The company will deliver electricity to 2.6 million customers in Arkansas, Louisiana, Mississippi, and Texas and will remain headquartered in New Orleans, LA.

SpinCo is expected to own nearly 5,000 megawatts of nuclear generation, most of which is located in the northeastern United States. This location is a very capacity constrained region both in terms of electricity generating capacity and its primary fuel input, natural gas. These factors result in the highest average regional power prices in the United States both today and expected into the future through at least 2020. SpinCo will be uniquely positioned as the only pure-play, emission-free nuclear generating company in the United States. The company will be headquartered in Jackson, Miss.

The new joint venture, is expected to be owned 50 percent each by Entergy and SpinCo, and expected to have operating responsibility for SpinCo's nuclear fleet and to continue to supply contracted services currently being provided to the Nebraska Public Power District for the Cooper Nuclear Station. As a premier nuclear operator, the joint venture will have broad nuclear experience building and operating boiling and pressurized water reactor technologies. The joint venture is expected to be uniquely positioned to grow through offerings of nuclear operating expertise, as well as ancillary nuclear services to third parties, including plant decommissioning and relicensing. The company will be headquartered in Jackson, Miss.

Financial Aspirations

The companies will continue to aspire to deliver superior value to owners as measured by total shareholder return. The companies believe top-quartile shareholder returns are achieved by growing earnings, delivering returns at or above the risk-adjusted cost of capital, maintaining credit quality and flexibility, and deploying capital in a disciplined manner, whether for new investments, share repurchases, dividends or debt retirements.

Financial aspirations currently in place for Entergy today can be tailored to each of the businesses going forward. Financial aspirations for the period 2007 through 2012 include the following:

Top-quartile total shareholder return:

  Entergy: 6-8% annual earnings per share growth, a 70 to 75% dividend payout ratio target, and capacity for a new share repurchase program targeted at $2.5 billion commencing following completion of spin-off
  SpinCo: $2 billion in earnings before interest, income taxes, depreciation and amortization expense (EBITDA), a non-GAAP financial measure defined in Appendix E, for the existing non-utility nuclear fleet portfolio by 2012, assuming an average power price on open positions of roughly $95/MWh, generating cash flow for acquisitions and/or distributions through share repurchases in the range of $0.5 billion to $1 billion annually

Credit quality and flexibility to manage risk and act on opportunities

  Entergy: investment grade credit and a business position upgrade
  SpinCo: strong merchant credit, relative to others (subject to market terms and conditions, SpinCo expects to execute roughly $4.5 billion of debt financing)

The amount of repurchases may vary as a result of material changes in business results or capital spending or new investment opportunities.

Transaction Timing and Other Details

Entergy is targeting third quarter 2008 as the effective date for the spin-off and joint venture transactions to be completed and expects the transactions to qualify for tax-free treatment for U.S. federal income tax purposes for both Entergy and its shareholders. The transactions are subject to various approvals. Final terms of the transactions and spin-off completion are subject to the subsequent approval of the Entergy Board of Directors. In addition, as Entergy pursues completion of the separation and establishment of the joint venture, Entergy will continue to consider, in conjunction with its financial advisors, possible modifications to and variations upon the transaction structure, including a sponsored spin-off, a partial initial public offering preceding the spin-off or the addition of a third party joint venture partner. Citigroup and Goldman Sachs are serving as Entergy's financial advisors in this process.

VI. Appendices

Six appendices are presented in this section as follows:

  Appendix A includes earnings per share variance analysis and details on special items that relate to the current quarter.
  Appendix B provides information on selected pending local and federal regulatory cases.
  Appendix C provides financial metrics for both current and historical periods. In addition, historical financial and operating performance metrics are included for the trailing eight quarters.
  Appendix D provides a summary of planned capital expenditures for the next three years.
  Appendix E provides definitions of the operational performance measures and GAAP and non-GAAP financial measures that are used in this release.
  Appendix F provides a reconciliation of GAAP to non-GAAP financial measures used in this release.

Appendices A-1 and A-2 provide details of third quarter and year-to-date 2007 vs. 2006 earnings variance analysis for "Utility, Parent & Other," "Competitive Businesses," and "Consolidated."
Appendix A-1: As-Reported Earnings Per Share Variance Analysis
Third Quarter 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2006 earnings	1.35		0.48		1.83
Net revenue	0.17	(h)	0.40	(i)	0.57
Share repurchase effect	0.08	(j)	0.05	(j)	0.13
Interest and dividend income	0.09	(k)	(0.01)		0.08
Income taxes - other	(0.02)		0.09	(l)	0.07
Taxes other than income taxes	0.06	(m)	(0.02)		0.04
Depreciation/amortization expense	0.03		(0.03)		-
Nuclear refueling outage expense	-		(0.01)		(0.01)
Decommissioning expense	-		(0.02)		(0.02)
Other income (deductions)	(0.03)		(0.09)	(n)	(0.12)
Interest expense and other charges	(0.14)	(o)	0.02		(0.12)
Other operation & maintenance expense	(0.07)	(p)	(0.08)	(q)	(0.15)
2007 earnings	1.52		0.78		2.30

Appendix A-2: As-Reported Earnings Per Share Variance Analysis
Year-to-Date 2007 vs. Pro-forma 2006 (including Entergy New Orleans)
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2006 earnings	2.89		1.19		4.08
Net revenue	0.29	(h)	0.72	(i)	1.01
Share repurchase effect	0.10	(j)	0.08	(j)	0.18
Interest and dividend income	0.12	(k)	0.05	(r)	0.17
Income taxes - other	(0.20)	(s)	0.28	(l)	0.08
Preferred dividend requirements	0.02		-		0.02
Nuclear refueling outage expense	0.01		(0.02)		(0.01)
Decommissioning expense	(0.01)		(0.03)		(0.04)
Taxes other than income taxes	(0.01)		(0.03)		(0.04)
Retail business discontinued operations	(0.05)	(t)	-		(0.05)
Depreciation/amortization expense	(0.04)		(0.05)	(q)	(0.09)
Other income (deductions)	(0.02)		(0.08)	(n)	(0.10)
Interest expense and other charges	(0.25)	(o)	0.02		(0.23)
Other operation & maintenance expense	(0.31)	(p)	(0.04)		(0.35)
2007 earnings	2.54		2.09		4.63

Utility Net Revenue Variance Analysis 2007 vs. 2006 ($ EPS)
Third Quarter		Year-to-Date
Sales growth/pricing	0.06	Sales growth/pricing	0.23
Wholesale	0.08	Wholesale	0.06
Weather	-	Weather	(0.02)
Other	0.03	Other	0.02
Total	0.17	Total	0.29
  Net revenue increased in the quarter and year-to-date periods due primarily to the effect of recent regulatory actions, as well as higher wholesale revenue and sales volume.
  Net revenue increased in the quarter and year-to-date periods due primarily to higher revenues at Entergy Nuclear due to higher pricing and additional production from Palisades which was acquired in April 2007.
  Reflects accretion associated with Entergy's share repurchase program.
  Interest and dividend income increased in the quarter and year-to-date periods due primarily to carrying charges recorded in connection with storm recovery settlements.
  Decreases in the quarter and year-to-date periods are due primarily to a change in New York state tax law resulting in a lower effective tax at Entergy Nuclear. The year-to-date decrease also reflects the favorable resolution of tax audit issues.
  Reflects the effect of a regulatory requirement for Entergy Arkansas, Inc., effective third quarter 2006, whereby franchise tax collections are recorded in revenue with a corresponding increase in taxes other than income taxes. Third quarter 2006 included a true-up for this change.
  The decrease reflects the absence in the current period of a reduction recorded to the decommissioning liability in 2006 at Entergy Nuclear to reflect changes on probability of life extension.
  Increases in the quarter and year-to-date periods are due primarily to higher borrowings in connection with common stock repurchases and funding the Palisades acquisition, and interest associated with securitization bonds and resumption of interest payments at Entergy New Orleans.
  The increases in the quarter and year-to-date are due primarily to the write-off of minimum customer bill credits at Entergy New Orleans and Entergy Louisiana. Adding to the year-to-date increase are higher distribution, transmission and fossil spending, reflecting a return to normal post-storm maintenance work. In addition, an unplanned River Bend outage, higher NRC fees, higher property insurance premiums, higher spending for independent coordinator of transmission, and fossil outage scope and schedule differences contributed to the increase for the year-to-date period.
  The increase primarily reflects expenses associated with Palisades which was acquired in April 2007.
  The increase primarily reflects higher earnings on Entergy Nuclear's decommissioning trusts.
  The increase is due primarily to absence of the favorable resolution of a tax audit issue in 2006 and lower benefits associated with flow through items.
  Reflects the absence of results of discontinued retail business operations, including the gain on the sale of this business in second quarter 2006.

Appendix A-3 lists special items by business with quarter-to-quarter and year-to-date comparisons. Amounts are shown on both earnings per share and net income bases. Special items are those events that are less routine, are related to prior periods, or are related to discontinued businesses. Special items are included in as-reported earnings per share consistent with generally accepted accounting principles (GAAP), but are excluded from operational earnings per share. As a result, operational earnings per share is considered a non-GAAP measure.

Appendix A-3: Special Items (shown as positive / (negative) impact on earnings)
Third Quarter and Year-to-Date 2007 vs. 2006
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other
ENOI results	-	0.03	(0.03)	-	0.11	(0.11)
Retail business discontinued operations	-	-	-	-	(0.03)	0.03
Gain on sale - retail business	-	-	-	-	0.08	(0.08)
Total Utility, Parent and Other	-	0.03	(0.03)	-	0.16	(0.16)
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Total Competitive Businesses	-	-	-	-	-	-
Total Special Items	-	0.03	(0.03)	-	0.16	(0.16)

(U.S. $ in millions)
	2007	2006	Change	2007	2006	Change
Utility, Parent & Other
ENOI results	-	7.3	(7.3)	-	23.7	(23.7)
Retail business discontinued operations	-	(1.0)	1.0	-	(7.3)	7.3
Gain on sale - retail business	-	-	-	-	17.1	(17.1)
Total Utility, Parent and Other	-	6.3	(6.3)	-	33.5	(33.5)
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Non-Nuclear Wholesale Assets	-	-	-	-	-	-
Total Competitive Businesses	-	-	-	-	-	-
Total Special Items	-	6.3	(6.3)	-	33.5	(33.5)

Appendix B provides a summary of selected regulatory cases and events that are pending.

Appendix B: Regulatory Summary Table
Company/ Proceeding	Authorized ROE	Pending Cases/Events
Retail Regulation
Entergy Arkansas	9.9%

Recent activity: On September 12, 2007, EAI filed a notice of appeal on numerous issues in the Arkansas Court of Appeals, following the APSC's denial on August 13, 2007 of EAI's request for rehearing on its rate case. The APSC order calls for a $5.1 million rate reduction, 9.9% ROE and a hypothetical common equity level lower than EAI's actual capital structure. The base rate change was implemented August 29, 2007. Pursuant to the rate order, EAI also filed testimony on October 15, 2007 regarding the development of an Annual Earnings Review process. Among other actions, the APSC approved retention through December 31, 2008 of the ECR rider for fuel and purchased power recovery and a production cost allocation rider to recover the System Agreement rough production cost equalization payment for calendar year 2006 production costs.
Background: EAI's base rates and Rider ECR have been in effect since 1998.  On August 25, 2006, EAI filed a rate case requesting a $150 million increase based on a June 30, 2006 test year using an 11.25% ROE. The rate increase was revised to $106.5 million on rebuttal primarily to remove a plant acquisition included in the initial filing. In December 2005, EAI provided notice of its intent to terminate participation in the Entergy System Agreement, following a final order from FERC establishing terms under which EAI may be required to make payments to other operating companies to achieve rough production cost equalization.

Entergy Gulf States - TX	10.95%

Recent activity: On September 10, 2007, EGSI-TX filed to increase its incremental capacity cost rider to $25 million and to add a surcharge for unrecovered amounts through July 31, 2007. On September 26, 2007, EGSI-TX filed a rate case consisting of three major requests for relief: a $64.3 million base rate increase, a $43.2 million request for various riders, and a fuel reconciliation for the period January 2006 through March 2007 in the amount of $858 million. The rate case is based on a March 31, 2007 test year using an 11% ROE. On October 24, 2007, the PUCT issued an interim order on EGSI-TX's Transition to Competition plan directing EGSI-TX to work with the Southwest Power Pool to develop information similar to that prepared by ERCOT to support a PUCT decision on the appropriate qualified power region for EGSI-TX.
Background: EGSI-TX has operated under a base rate freeze since 1999. Legislation subsequently enacted in June 2005 extended the base rate freeze to mid 2008 but also allowed EGSI-TX to file for rate relief through riders for incremental capacity costs and transition costs. In December 2005, the PUCT approved the recovery of $18 million annual capacity costs, subject to reconciliation from September 2005. In June 2006, the PUCT approved a settlement in the Transition to Competition Cost recovery case, allowing EGSI-TX to recover $14.5 million per year in TTC costs over a 15-year period. In December 2006, EGSI-TX filed a Transition to Competition plan with the PUCT, proposing EGSI-TX join ERCOT as it represents the most viable path to full customer choice.
Storm Cost Recovery: On June 29, 2007, Entergy Gulf States Reconstruction Funding I, LLC, a company wholly-owned and consolidated by EGSI, issued $329.5 million of senior secured transition (securitization) bonds. EGSI-TX began cost recovery through the transition charge in July 2007, and the transition charge is expected to remain in place over a 15-year period.

Entergy Gulf States - LA	9.90% - 11.40%

Recent activity: On May 31, 2007, EGSI-LA made its formula rate plan (FRP) filing for the 2006 test year, indicating a 10.03% ROE, which is within the allowed bandwidth. On September 27, 2007, EGSI-LA implemented a $4.1 million rate increase for capacity costs associated with certain purchased power agreements, subject to refund.
Background: In March 2005, the LPSC approved a Global Settlement which established an FRP with a 10.65% ROE midpoint and a +/- 75 basis point bandwidth and a recovery mechanism for Commission approved capacity additions. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company. The 2006 test year filing is the third of three approved filings by the LPSC. The FRP may be extended by mutual agreement of EGSI-LA and the LPSC. On October 29, 2007, EGSI-LA implemented a $16.4 million FRP decrease due to reclassification of certain franchise fees from base rates to collection via a line item on customer's bills pursuant to an LPSC General Order.
Storm Cost Recovery: On August 1, 2007, the LPSC approved $187 million as the balance of storm restoration costs for recovery and established $87 million as a reserve for future storms, both to be securitized in the same amounts. In May 2006, EGSI-LA completed the $6 million interim recovery of storm costs through the fuel adjustment clause pursuant to the LPSC order. Beginning in September 2006, interim recovery shifted to the FRP at the rate of $0.85 million per month. Interim recovery will continue until the securitization process is complete.
Jurisdictional Separation Plan: In January 2007, the LPSC unanimously approved the Jurisdictional Separation Plan for EGSI. The target date for completing the separation is estimated to be the end of 2007.

Entergy Louisiana	9.45% - 11.05%

Recent activity: On May 15, 2007, ELL made its FRP filing for the 2006 test year, indicating a 7.6% ROE. On September 27, 2007, ELL implemented an $18.4 million increase, subject to refund, $23.8 million representing a 60% adjustment to reach the bottom of the FRP band, net of $5.4 million for reduced capacity costs. The LPSC will allow ELL to defer the difference between the $39.8 million requested for unrecovered fixed costs for extraordinary customer losses associated with Hurricane Katrina and the $23.8 million 60% adjustment as a regulatory asset, pending ultimate LPSC resolution of the 2006 FRP filing.
Background: In May 2005, the LPSC approved a settlement reestablishing the Company's FRP with a 10.25% ROE midpoint and a +/- 80 basis point bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company. The 2006 test year filing is the second of three approved filings by the LPSC. The FRP may be extended by the mutual agreement of ELL and the LPSC. ELL continues to seek resolution of its FRP filing for the 2005 test year made in May 2006, indicating a 9.45% ROE, which is within the allowed bandwidth, and for which rates were implemented on September 28, 2006 subject to refund consisting of $119 million for deferred and ongoing capacity costs and $24 million for interim storm cost recovery. This increase reflects certain adjustments proposed by the LPSC Staff with which ELL agrees. On October 29, 2007, ELL implemented a $7.1 million FRP decrease which is primarily due to the reclassification of certain franchise fees from base rates to collection via a line item on customer's bills pursuant to an LPSC General Order.
Storm Cost Recovery: On August 1, 2007, the LPSC approved $545 million as the balance of storm restoration costs for recovery and established $152 million as a reserve for future storms, both to be securitized in the same amounts. In April 2006, ELL completed the $14 million interim recovery of storm costs through the fuel adjustment clause pursuant to the LPSC order. Beginning in September 2006, interim recovery shifted to the FRP at the rate of $2 million per month. Interim recovery will continue until the securitization process is complete.

Appendix B: Regulatory Summary Table (continued)
Company/ Proceeding	Authorized ROE	Pending Cases/Events
Retail Regulation
Entergy Mississippi	9.46% - 12.24%

Recent activity: None
Background: EMI has been operating under a FRP last approved in December 2002. The FRP allows the company's earned ROE to increase or decrease within a bandwidth with no change in rates; earnings outside the bandwidth are allocated 50% to customers and 50% to the company, but on a prospective basis only. The plan also provides for performance incentives that can increase or decrease the benchmark ROE by as much as 100 basis points. The MPSC approved a joint stipulation between EMI and the Mississippi Public Utilities Staff on June 6, 2007, calling for a $10.5 million increase effective with July billings for EMI's 2006 test year FRP filing. In December 2005, the MPSC approved the purchase of the Attala facility and ordered interim recovery. In October 2006, the MPSC approved EMI's filing to revise the Power Management Rider Schedule to extend beyond 2006 recovery of EMI's Attala costs, effective for bills on/after January 1, 2007. In December 2006, the MPSC approved EMI's request to increase several fees (connect, reconnect, late payment and returned check) effective January 1, 2007.
Storm Cost Recovery: The Mississippi Development Corporation, an entity created by the state, issued securitization bonds. EMI received proceeds in the amount of $48 million on May 31, 2007, reflecting recovery of remaining $8 million storm restoration costs and $40 million to increase EMI's storm reserve. To service the bonds, EMI will collect a system restoration charge on behalf of the state and will remit collections to the state. In October 2006, EMI received $81 million in CDBG funding, pursuant to MPSC Orders approving recovery of $89 million storm restoration costs.

Entergy New Orleans	10.75%

Recent activity: None
Background:  Prior to Hurricane Katrina, ENOI operated under a FRP with a ROE mid-point of 10.75%, a 45% hypothetical equity ratio, and electric and gas ROE bandwidths of 100 and 50 basis points, respectively. In October 2006, the City Council of New Orleans (CCNO) unanimously approved a settlement agreement with ENOI that called for a phased-in rate increase to ensure the company's ability to focus on restoration of the gas and electric systems, and created a $75 million storm reserve via a storm reserve rider beginning in March 2007 that positions ENOI to pay for future hurricane damage. When fully implemented by January 1, 2008, electric base rates will increase by $3.9 million and gas base rates by $11.0 million. Grand Gulf fuel adjustment clause recovery is also retained. Absent extraordinary circumstances, there will be no further base rate adjustments until April 2009. The order allows ENOI to seek reinstatement of an appropriate FRP following the resetting of rates in 2009.
Storm Cost Recovery: The October 2006 agreement established storm reserve riders for electric and gas and a process for storm cost recovery. The $200 million CDBG funding allocated by the Louisiana Recovery Authority in October 2006 is to be applied to storm costs; any storm costs in excess of the $200 million and insurance receipts will be addressed in ENOI's July 2008 rate filing. Storm reserve rider builds a $75 million reserve for future storm costs over a 10 year period. To date, ENOI has received $180.8 million of CDBG funding for ratepayer mitigation of storm costs. ENOI will continue to submit storm restoration costs until the $200 million total CDBG funding allocation is reached.

Wholesale Regulation (FERC)
System Energy Resources, Inc.	10.94%	Recent activity: None Background: ROE approved by July 2001 FERC order. No cases pending.

System Agreement	NA

Recent activity: The Utility operating subsidiaries implemented FERC's rough production cost equalization remedy in June 2007 with the payments/receipts resulting as detailed below. In July 2007, the FERC accepted the proposed rates for filing, allowed them to go into effect July 30 subject to refund, and set them for hearing and settlement procedures. Settlement discussions were not successful and a procedural schedule has been established with the hearing in this matter currently scheduled to commence in late May 2008. In September 2007, FERC issued an Order on Remand in a proceeding referred to as the Interruptible/Curtailable proceeding. This proceeding considered how interruptible load, joint account purchases and the allocation of net margin for off-system sales would be considered in calculating the load responsibility for Entergy operating companies and the resulting effect on system production costs. FERC ordered that interruptible load be eliminated from calculations effective April 1, 2004 and ordered refunds for a 15 month period beginning May 1995. Entergy's operating companies filed a request for rehearing of the FERC decision and were granted a request to extend the deadline for any refunds until 30 days after the FERC issues an order on rehearing. The Entergy operating companies believe that any refund amounts would be recoverable in future rates. In addition, oral argument was held on November 2, 2007 on the appeals filed before the federal appeals court for the D.C. circuit on the FERC decision, as discussed below.
Background: The System Agreement case addresses reallocation of production costs among the utility operating subsidiaries. In June 2005, the FERC issued its decision and established a bandwidth of +/- 11 % to reallocate production costs and ordered that this approach be applied prospectively. In December 2005, FERC established, among other things, that 1) the bandwidth would be applied to calendar year 2006 actual production costs and 2) 2007 would be the first possible year of payments among Entergy's operating companies. Based on calendar year 2006 production costs, EAI will pay $251.7 million to EGSI ($120.1 million), ELL ($91 million) and EMI ($40.6 million). ENOI is neither a payer nor recipient because its production costs were sufficiently close to the system average such that no payments or receipts were required. EAI will recover the approximate $231 million retail portion through the production cost allocation rider approved by the APSC, with rates becoming effective for July billing. Receipts for the other utility companies are being reflected predominantly as reductions in fuel expense. Appeals of the FERC decision were filed by the APSC, LPSC, MPSC and AEEC in the federal appeals court for the D.C. circuit. These appeals have been consolidated. The City of New Orleans intervened in the LPSC appeal, and Entergy has intervened in all appeals. A Compliance filing to implement the FERC decision in this case was filed by Entergy at FERC on April 10, 2006 which proposed that all payments required by the June 2005 FERC decision be properly reflected as fuel costs. Various comments or protests to the Compliance filing were filed by various parties including a request for summary judgment by the LPSC.

Appendix C-1 provides comparative financial performance measures for the current quarter. Appendix C-2 provides historical financial performance measures and operating performance metrics for the trailing eight quarters. Financial performance measures in both tables include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures.

As-reported measures are computed in accordance with GAAP as they include all components of earnings, including special items. Operational measures are non-GAAP measures as they are calculated using operational earnings, which excludes the impact of special items. A reconciliation of operational earnings per share to as-reported earnings per share is provided in Appendix F-1.
Appendix C-1: GAAP and Non-GAAP Financial Performance Measures
Third Quarter 2007 vs. 2006 (Including Entergy New Orleans, Inc.) (see appendix E for definitions of certain measures)

For 12 months ending September 30	2007	2006(u)	Change
GAAP Measures
Return on average invested capital - as-reported	8.6%	7.5%	1.1%
Return on average common equity - as-reported	14.6%	11.6%	3.0%
Net margin - as-reported	10.7%	8.6%	2.1%
Cash flow interest coverage	5.3	6.0	(0.7)
Book value per share	$41.03	$41.03	$0.00
End of period shares outstanding (millions)	194.3	208.6	(14.3)

Non-GAAP Measures
Return on average invested capital - operational	8.1%	7.5%	0.6%
Return on average common equity - operational	13.4%	11.6%	1.8%
Net margin - operational	9.8%	8.6%	1.2%

As of September 30 ($ in millions)	2007	2006	Change
GAAP Measures
Cash and cash equivalents	1,467	745	722
Revolver capacity	1,804	3,095	(1,291)
Total debt	11,194	9,054	2,140
Debt to capital ratio	57.3%	50.4%	6.9%
Off-balance sheet liabilities:
Debt of joint ventures - Entergy's share	139	149	(10)
Leases - Entergy's share	523	519	4
Total off-balance sheet liabilities	662	668	(6)

Non-GAAP Measures
Total gross liquidity	3,271	3,840	(569)
Net debt to net capital ratio	53.9%	48.3%	5.6%
Net debt ratio including off-balance sheet liabilities	55.5%	50.2%	5.3%

(u) Data has not been restated for the re-consolidation of ENOI which was the accounting adopted by Entergy in second quarter 2007.

Appendix C-2: Historical Performance Measures (see appendix E for definitions of measures)
	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	06YTD	07YTD
Financial (v)
EPS - as-reported ($)	0.43	0.92	1.33	1.83	1.27	1.02	1.32	2.30	4.08	4.63
Less - special items ($)	-0.16	0.02	0.11	0.03	0.48	0.00	0.00	0.00	0.16	0.00
EPS - operational ($)	0.59	0.90	1.22	1.80	0.79	1.02	1.32	2.30	3.92	4.63
Trailing Twelve Months
ROIC - as-reported (%)	7.2	7.3	7.3	7.5	8.5	8.4	8.2	8.6
ROIC - operational (%)	7.5	7.5	7.4	7.5	7.7	7.7	7.6	8.1
ROE - as-reported (%)	11.2	11.5	11.3	11.6	14.2	14.5	14.2	14.6
ROE - operational (%)	11.8	12.0	11.5	11.6	12.5	12.8	12.9	13.4
Cash Flow Interest Coverage	4.0	5.0	5.2	6.0	7.2	6.1	5.8	5.3
Debt to capital ratio (%)	53.1	52.1	52.4	50.4	52.3	55.2	57.3	57.3
Net debt/net capital ratio (%)	51.5	50.0	50.4	48.3	49.4	52.3	54.1	53.9
Utility
GWh billed
Residential (w)	7,443	7,055	7,240	11,120	7,163	7,792	6,986	11,128	25,416	25,905
Commercial & Gov't (w)	6,646	6,342	7,001	8,587	7,027	6,665	7,043	8,748	21,930	22,457
Industrial (w)	8,814	9,145	9,702	10,316	9,724	9,323	9,813	10,120	29,162	29,256
Wholesale (w)	1,831	1,962	1,861	1,844	1,470	1,638	1,428	1,413	5,667	4,479
O&M expense/MWh (w)	$17.49	$16.05	$17.03	$14.59	$20.85	$16.83	$19.01	$15.16	$15.79	$16.86
Reliability
SAIFI (x)	1.7	1.8	1.7	1.8	1.8	1.8	1.9	1.8	1.7	1.8
SAIDI (x)	161	173	178	182	189	193	198	188	182	188
Nuclear
Net MW in operation	4,105	4,135	4,200	4,200	4,200	4,200	4,998	4,998	4,200	4,998
Avg. realized price per MWh (y)	$42.74	$44.28	$43.76	$44.90	$44.34	$55.11	$51.28	$53.11	$44.33	$53.12
Production cost/MWh (z)	$19.00	$18.68	$19.61	$18.75	$21.00	$19.80	$21.27	$20.90	$19.00	$20.64
Non-fuel O&M expense/ purchased power per MWh (z)	$20.43	$20.09	$21.65	$21.29	$22.48	$20.76	$24.09	$22.40	$21.00	$22.45
GWh billed	8,645	8,763	8,281	9,119	8,684	8,315	8,896	10,105	26,163	27,315
Capacity factor	95%	97%	90%	99%	93%	91%	82%	93%	95%	88%

  Data for 1Q07, 2Q07, 3Q07 and 07YTD reflect the re-consolidation of ENOI. All other periods are not restated for this effect.
  Data has been restated for the re-consolidation of ENOI which was the accounting adopted by Entergy in second quarter 2007.
  Excludes impact of major storm activity.
  Restated to reflect MWh billed as the denominator in the calculation.
  Restated data to reflect moving purchased power from production costs to non-fuel O&M.

  Appendix D: Planned Capital Expenditures - Preliminary

  Entergy's capital plan from 2008 through 2010 anticipates $5.9 billion for investment, including roughly $2.7 billion of maintenance capital. The remaining $3.2 billion is for specific investments such as the Utility's portfolio transformation strategy (i.e., Calcasieu and Ouachita acquisitions and Little Gypsy repowering), the steam generator replacement at Entergy's Waterford 3 nuclear unit, environmental compliance spending, transmission upgrades, business function relocation, dry cask storage and nuclear license renewal projects, NYPA value sharing and other initiatives. A potentially significant item not included in these estimates is the cost associated with the proposed inter-connection between Entergy Gulf States-TX and ERCOT (up to approximately $1 billion). In addition, only minimal amounts for potential new nuclear development at the Grand Gulf and River Bend sites at the Utility are included. Entergy will provide 2008 through 2010 details on planned capital expenditures in its fourth quarter earnings release and the 2007 Form 10-K. Included below are preliminary estimates of projected capital expenditures by business segments and the major categories of investing capital included in these expenditures.

Projected Capital Expenditures
08E-10E; $B

Maintenance Capital
Investing Capital
Utility/ Parent/ Other
2.5
2.5
5.0
Entergy Nuclear
0.2
0.7
0.9
Total
5.9

Investing Capital - Preliminary
08E-10E; % of Total

2.5
Potential Portfolio Transformation
Generation (Existing Fleet)
Environmental
Transmission
Other
0.7
Dry Fuel Storage/License Renewal
NYPA Value Sharing
Other
3.2
2.5
0.7
Utility/Parent/Other
Entergy Nuclear

  Appendix E provides definitions of certain operational performance measures, as well as GAAP and non-GAAP financial measures, all of which are referenced in this release.
Appendix E: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures
Utility
GWh billed	Total number of GWh billed to all retail and wholesale customers
Operation & maintenance expense	Operation, maintenance and refueling expenses per MWh of billed sales, excluding fuel
SAIFI	System average interruption frequency index; average number per customer per year
SAIDI	System average interruption duration index; average minutes per customer per year
Number of customers	Number of customers at end of period
Competitive Businesses
Planned TWh of generation	Amount of output expected to be generated by Entergy Nuclear for nuclear units considering plant operating characteristics, outage schedules, and expected market conditions which impact dispatch
Percent of planned generation sold forward

  Percent of planned generation output sold forward under contracts, forward physical contracts, forward financial contracts or options (consistent with assumptions used in earnings guidance) that may or may not require regulatory approval

Unit-contingent	Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages
Unit-contingent with availability guarantees

  Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages, unless the actual availability over a specified period of time is below an availability threshold specified in the contract

Firm liquidated damages (LD)

  Transaction that requires receipt or delivery of energy at a specified delivery point (usually at a market hub not associated with a specific asset) or settles financially on notional quantities; if a party fails to deliver or receive energy, defaulting party must compensate the other party as specified in the contract

Planned net MW in operation	Amount of capacity to be available to generate power considering uprates planned to be completed within the calendar year
Bundled energy & capacity contract	A contract for the sale of installed capacity and related energy, priced per megawatt-hour sold
Capacity contract	A contract for the sale of the installed capacity product in regional markets managed by ISO New England and the New York Independent System Operator
Average contract price per MWh or per kW per month

  Price at which generation output and/or capacity is expected to be sold to third parties, given existing contract or option exercise prices based on expected dispatch or capacity, excluding the revenue associated with the amortization of the below-market PPA for Palisades

Average contract revenue per MWh	Price at which the combination of generation output and capacity are expected to be sold to third parties, given existing contract or option exercise prices based on expected dispatch
Entergy Nuclear
Net MW in operation	Installed capacity owned and operated by Entergy Nuclear
Average realized price per MWh	As-reported revenue per MWh billed for all non-utility nuclear operations
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capacity factor	Normalized percentage of the period that the plant generates power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

  Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles, (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this release in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

Appendix E: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures (continued)
Financial Measures - GAAP
Return on average invested capital - as-reported	12-months rolling earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - as-reported	12-months rolling earnings divided by average common equity
Net margin - as-reported	12-months rolling earnings divided by 12 months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet less non-recourse debt, if any
Debt of joint ventures (Entergy's share)	Debt issued by Non-Nuclear Wholesale Assets business joint ventures
Leases (Entergy's share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Gross debt divided by total capitalization

Financial Measures - Non-GAAP
Operational earnings	As-reported earnings applicable to common stock adjusted to exclude the impact of special items
Return on average invested capital - operational	12-months rolling operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - operational	12-months rolling operational earnings divided by average common equity
Net margin - operational	12-months rolling operational earnings divided by 12 months rolling revenue
Earnings before interest, income taxes, depreciation and amortization (EBITDA)	Operating income plus depreciation and amortization, plus other regulatory charges (credits) - net
Total gross liquidity	Sum of cash and revolver capacity
Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents
Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents

  Appendices F-1 and F-2 provide reconciliations of various non-GAAP financial measures disclosed in this release to their most comparable GAAP measure. Appendices F-3 through F-9 provide reconciliations of 2006 pro-forma financial statements to 2006 GAAP financial statements due to the reconsolidation of Entergy New Orleans.

Appendix F-1: Reconciliation of GAAP to Non-GAAP Financial Measures - Return on Equity, Return on Invested Capital and Net Margin Metrics (aa)
($ in millions)	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07
As-reported earnings-rolling 12 months (A)	898	920	916	955	1,133	1,151	1,137	1,209
Preferred dividends	25	27	28	29	28	28	26	25
Tax effected interest expense	293	304	316	324	339	352	365	392
As-reported earnings, rolling 12 months including preferred dividends and tax effected interest expense (B)	1,217	1,251	1,260	1,308	1,499	1,531	1,528	1,626

Special items in prior quarters	(11)	(43)	(37)	(6)	33	132	108	101

Special items 4Q05 thru 3Q07
Utility, Parent & Other ENOI results		6	11	7	(20)
Entergy-Koch, LP gain					55
Retail Business impairment reserve	(26)
Retail Business discontinued operations	(8)	(2)	13	(1)	(10)
Restructuring - Entergy-Koch, LP distribution					104
Non-Nuclear Wholesale Assets Write-off of tax capital losses					(28)
Total special items (C)	(45)	(40)	(13)	0	135	132	108	101

Operational earnings, rolling 12 months including preferred dividends and tax effected interest expense (B-C)	1,262	1,291	1,273	1,308	1,364	1,399	1,420	1,525

Operational earnings, rolling 12 months (A-C)	943	960	929	955	998	1,020	1,029	1,108

Average invested capital (D)	16,850	17,140	17,283	17,514	17,688	18,227	18,652	18,866

Average common equity (E)	8,020	8,026	8,080	8,208	7,970	7,939	7,998	8,264

Operating revenues (F)	10,106	10,564	10,747	11,104	10,932	11,295	11,371	11,311

ROIC - as-reported (B/D)	7.2	7.3	7.3	7.5	8.5	8.4	8.2	8.6

ROIC - operational ((B-C)/D)	7.5	7.5	7.4	7.5	7.7	7.7	7.6	8.1

ROE - as-reported (A/E)	11.2	11.5	11.3	11.6	14.2	14.5	14.2	14.6

ROE - operational ((A-C)/E)	11.8	12.0	11.5	11.6	12.5	12.8	12.9	13.4

Net margin - as-reported (A/F)	8.9	8.7	8.5	8.6	10.4	10.2	10.0	10.7

Net margin - operational ((A-C)/F)	9.3	9.1	8.6	8.6	9.1	9.0	9.1	9.8

  Data for 1Q07, 2Q07 and 3Q07 reflect the re-consolidation of ENOI. All other periods are not restated for this effect.

Appendix F-2: Reconciliation of GAAP to Non-GAAP Financial Measures - Credit and Liquidity Metrics (bb)
($ in millions)	4Q05	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07
Gross debt (A)	9,288	9,329	9,402	9,054	9,356	10,100	10,936	11,194
Less cash and cash equivalents (B)	583	752	729	745	1,016	1,100	1,320	1,467
Net debt (C)	8,705	8,576	8,673	8,309	8,340	9,000	9,616	9,728

Total capitalization (D)	17,477	17,888	17,956	17,957	17,899	18,304	19,088	19,529
Less cash and cash equivalents (B)	583	752	729	745	1,016	1,100	1,320	1,467
Net capital (E)	16,894	17,135	17,227	17,212	16,883	17,204	17,767	18,062

Debt to capital ratio % (A/D)	53.1	52.1	52.4	50.4	52.3	55.2	57.3	57.3

Net debt to net capital ratio % (C/E)	51.5	50.0	50.4	48.3	49.4	52.3	54.1	53.9

Off-balance sheet liabilities (F)	778	732	671	668	665	668	664	662

Net debt to net capital ratio including off-balance sheet liabilities % ((C+F)/(E+F))	53.7	52.1	52.2	50.2	51.3	54.1	55.8	55.5

Revolver capacity (G)	2,545	2,718	2,710	3,095	2,770	2,170	1,650	1,804

Gross liquidity (B+G)	3,128	3,470	3,439	3,840	3,786	3,270	2,970	3,271

  Data for 1Q07, 2Q07 and 3Q07 reflect the re-consolidation of ENOI. All other periods are not restated for this effect.

Appendix F-3: Reconciliation of GAAP to Non-GAAP Balance Sheet
December 31, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents:
Cash	95,468	3,886	99,354	117,379	3,886	121,265
Temporary cash investments - at cost,
which approximates market	499,942	13,207	513,149	898,773	13,207	911,980
Total cash and cash equivalents	595,410	17,093	612,503	1,016,152	17,093	1,033,245
Notes receivable - Entergy New Orleans DIP loan	51,934	(51,934)	-	51,934	(51,934)	-
Notes receivable	266,717	-	266,717	699	-	699
Accounts receivable:
Customer	410,512	58,999	469,511	410,512	58,999	469,511
Allowance for doubtful accounts	(19,348)	(10,563)	(29,911)	(19,348)	(10,563)	(29,911)
Associated companies	(5,099)	-	(5,099)	-	-	-
Other	312,654	(86,258)	226,396	487,264	(86,258)	401,006
Accrued unbilled revenues	249,165	23,758	272,923	249,165	23,758	272,923
Total receivables	947,884	(14,064)	933,820	1,127,593	(14,064)	1,113,529
Accumulated deferred income taxes	10,498	(2,924)	7,574	11,680	(2,924)	8,756
Fuel inventory - at average cost	189,829	5,041	194,870	193,098	5,041	198,139
Materials and supplies - at average cost	408,279	7,825	416,104	604,998	7,825	612,823
Deferred nuclear refueling outage costs	65,349	-	65,349	147,521	-	147,521
Prepayments and other	150,134	5,640	155,774	171,759	5,640	177,399
TOTAL	2,686,034	(33,323)	2,652,711	3,325,434	(33,323)	3,292,111

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	7,725,189	(153,988)	7,571,201	229,089	(153,988)	75,101
Decommissioning trust funds	1,274,676	-	1,274,676	2,858,523	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	208,956	1,107	210,063	212,726	1,107	213,833
Other	39,868	-	39,868	47,115	-	47,115
TOTAL	9,248,689	(152,881)	9,095,808	3,347,453	(152,881)	3,194,572

PROPERTY, PLANT, AND EQUIPMENT
Electric	28,405,556	698,081	29,103,637	30,713,284	698,081	31,411,365
Property under capital lease	730,182	-	730,182	730,182	-	730,182
Natural gas	92,787	186,932	279,719	92,787	186,932	279,719
Construction work in progress	609,431	21,824	631,255	786,147	21,824	807,971
Nuclear fuel under capital lease	336,017	-	336,017	336,017	-	336,017
Nuclear fuel	140,357	-	140,357	494,759	-	494,759
TOTAL PROPERTY, PLANT AND EQUIPMENT	30,314,330	906,837	31,221,167	33,153,176	906,837	34,060,013
Less - accumulated depreciation and amortization	13,366,710	446,673	13,813,383	13,715,099	446,673	14,161,772
PROPERTY, PLANT AND EQUIPMENT - NET	16,947,620	460,164	17,407,784	19,438,077	460,164	19,898,241

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
SFAS 109 regulatory asset - net	740,110	(71,870)	668,240	740,110	(71,870)	668,240
Other regulatory assets	2,768,352	295,440	3,063,792	2,768,352	295,440	3,063,792
Deferred fuel costs	168,122	-	168,122	168,122	-	168,122
Long-term receivables	19,349	936	20,285	19,349	936	20,285
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	736,461	4,824	741,285	898,662	4,824	903,486
TOTAL	4,806,493	229,330	5,035,823	4,971,767	229,330	5,201,097

TOTAL ASSETS	33,688,836	503,290	34,192,126	31,082,731	503,290	31,586,021
*Adjustment to reflect ENOI reconsolidation Totals may not foot due to rounding

Appendix F-3: Reconciliation of GAAP to Non-GAAP Balance Sheet
December 31, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt	93,335	-	93,335	181,576	-	181,576
Notes payable:
Associated companies	979,198	-	979,198	-	-	-
Other	25,039	-	25,039	25,039	-	25,039
Account payable:
Associated companies	69,355	-	69,355	-	-	-
Other	901,434	59,034	960,468	1,122,596	59,034	1,181,630
Customer deposits	248,031	14,808	262,839	248,031	14,808	262,839
Taxes accrued	167,060	2,087	169,147	187,324	2,087	189,411
Interest accrued	159,527	18,004	177,531	160,831	18,004	178,835
Deferred fuel costs	73,031	(18,996)	54,035	73,031	(18,996)	54,035
Obligations under capital leases	153,246	-	153,246	153,246	-	153,246
Pension and other postretirement liabilities	39,008	16	39,024	41,912	16	41,928
Other	100,501	6,138	106,639	271,544	6,138	277,682
TOTAL	3,008,765	81,091	3,089,856	2,465,130	81,091	2,546,221

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	5,451,700	98,884	5,550,584	5,820,700	98,884	5,919,584
Accumulated deferred investment tax credits	358,550	3,157	361,707	358,550	3,157	361,707
Obligations under capital leases	188,033	-	188,033	188,033	-	188,033
Other regulatory liabilities	449,237	-	449,237	449,237	-	449,237
Decommissioning and retirement cost liabilities	1,249,482	2,591	1,252,073	2,023,846	2,591	2,026,437
Transition to competition	79,098	-	79,098	79,098	-	79,098
Regulatory reserves	219	-	219	219	-	219
Accumulated provisions	81,053	8,384	89,437	88,902	8,384	97,286
Pension and other postretirement liabilities	1,125,707	60,034	1,185,741	1,410,433	60,034	1,470,467
Long-term debt	8,560,534	226,619	8,787,153	8,798,087	226,619	9,024,706
Preferred stock with sinking fund	10,500	-	10,500	10,500	-	10,500
Other	1,173,625	2,750	1,176,375	847,196	2,750	849,946
TOTAL	18,727,738	402,419	19,130,157	20,074,801	402,419	20,477,220

Preferred stock without sinking fund	310,751	19,780	330,531	344,913	19,780	364,693

SHAREHOLDERS' EQUITY
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	-	2,228,350	2,482	-	2,482
Paid-in capital	6,668,007	-	6,668,007	4,827,265	-	4,827,265
Retained earnings	5,592,532	-	5,592,532	6,113,042	-	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	-	(82,917)	(100,512)	-	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	-	2,764,390	2,644,390	-	2,644,390
TOTAL	11,641,582	-	11,641,582	8,197,887	-	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	33,688,836	503,290	34,192,126	31,082,731	503,290	31,586,021

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-4: Reconciliation of GAAP to Non-GAAP Income Statement
Three Months Ended September 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	2,761,952	78,792	2,840,744	2,761,124	78,792	2,839,916
Natural gas	12,495	15,538	28,033	12,495	15,538	28,033
Competitive businesses	11,544	-	11,544	481,100	-	481,100
Total	2,785,991	94,330	2,880,321	3,254,719	94,330	3,349,049

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	908,012	56,097	964,109	987,558	56,097	1,043,655
Purchased power	588,687	(18,526)	570,161	607,777	(18,526)	589,251
Nuclear refueling outage expenses	20,022	-	20,022	43,045	-	43,045
Other operation and maintenance	408,544	24,763	433,307	590,992	24,763	615,755
Decommissioning	20,909	43	20,952	36,933	43	36,976
Taxes other than income taxes	119,040	9,165	128,205	133,527	9,165	142,692
Depreciation and amortization	211,106	8,733	219,839	232,042	8,733	240,775
Other regulatory charges (credits) - net	(21,563)	1,040	(20,523)	(21,563)	1,040	(20,523)
Total	2,254,757	81,315	2,336,072	2,610,311	81,315	2,691,626

OPERATING INCOME	531,234	13,015	544,249	644,408	13,015	657,423

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	7,721	540	8,261	7,721	540	8,261
Interest and dividend income	26,161	(543)	25,618	37,720	(543)	37,177
Equity in earnings (loss) of unconsolidated equity affiliates	8,127	(7,336)	791	14,772	(7,336)	7,436
Miscellaneous - net	7,223	(123)	7,100	30,964	(123)	30,841
Total	49,232	(7,462)	41,770	91,177	(7,462)	83,715

INTEREST AND OTHER CHARGES
Interest on long-term debt	123,454	455	123,909	125,907	455	126,362
Other interest - net	20,636	291	20,927	15,035	291	15,326
Allowance for borrowed funds used during construction	(4,538)	(428)	(4,966)	(4,538)	(428)	(4,966)
Preferred dividend requirements and other	5,956	92	6,048	6,811	92	6,903
Total	145,508	410	145,918	143,215	410	143,625

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	434,958	5,143	440,101	592,370	5,143	597,513

Income taxes	148,048	5,143	153,191	202,437	5,143	207,580

INCOME FROM CONTINUING OPERATIONS	286,910	-	286,910	389,933	-	389,933

LOSS FROM DISCONTINUED OPERATIONS
(net of taxes of ($563)	(1,050)	-	(1,050)	(1,050)	-	(1,050)

CONSOLIDATED NET INCOME	285,860	-	285,860	388,883	-	388,883

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-5: Reconciliation of GAAP to Non-GAAP Income Statement
Nine Months Ended September 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	7,033,840	156,806	7,190,646	7,031,771	156,806	7,188,577
Natural gas	63,522	70,678	134,200	63,522	70,678	134,200
Competitive businesses	31,388	-	31,388	1,355,961	-	1,355,961
Total	7,128,750	227,484	7,356,234	8,451,254	227,484	8,678,738

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,289,085	107,199	2,396,284	2,489,347	107,199	2,596,546
Purchased power	1,633,461	(28,372)	1,605,089	1,646,555	(28,372)	1,618,183
Nuclear refueling outage expenses	59,880	-	59,880	127,584	-	127,584
Other operation and maintenance	1,154,030	56,877	1,210,907	1,693,657	56,877	1,750,534
Decommissioning	61,626	126	61,752	108,787	126	108,913
Taxes other than income taxes	282,570	25,853	308,423	327,995	25,853	353,848
Depreciation and amortization	596,843	24,621	621,464	655,374	24,621	679,995
Other regulatory charges (credits) - net	(124,509)	3,120	(121,389)	(124,509)	3,120	(121,389)
Total	5,952,986	189,424	6,142,410	6,924,790	189,424	7,114,214

OPERATING INCOME	1,175,764	38,060	1,213,824	1,526,464	38,060	1,564,524

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	32,088	2,528	34,616	32,088	2,528	34,616
Interest and dividend income	94,862	(1,086)	93,776	116,689	(1,086)	115,603
Equity in earnings (loss) of unconsolidated equity affiliates	26,014	(23,662)	2,352	26,843	(23,662)	3,181
Miscellaneous - net	(2,450)	(254)	(2,704)	16,793	(254)	16,539
Total	150,514	(22,474)	128,040	192,413	(22,474)	169,939

INTEREST AND OTHER CHARGES
Interest on long-term debt	362,005	824	362,829	369,058	824	369,882
Other interest - net	65,695	1,298	66,993	47,532	1,298	48,830
Allowance for borrowed funds used during construction	(18,989)	(2,034)	(21,023)	(18,989)	(2,034)	(21,023)
Preferred dividend requirements and other	20,057	185	20,242	22,622	185	22,807
Total	428,768	273	429,041	420,223	273	420,496

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	897,510	15,313	912,823	1,298,654	15,313	1,313,967

Income taxes	295,148	15,313	310,461	444,170	15,313	459,483

INCOME FROM CONTINUING OPERATIONS	602,362	-	602,362	854,484	-	854,484

INCOME FROM DISCONTINUED OPERATIONS
(net of taxes of $5,423)	9,830	-	9,830	9,830	-	9,830

CONSOLIDATED NET INCOME	612,192	-	612,192	864,314	-	864,314

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-6: Reconciliation of GAAP to Non-GAAP Income Statement
Twelve Months Ended September 30, 2006
($ in thousands)
	U.S. Utilities/ Parent & Other			Consolidated
		ENOI			ENOI
	GAAP	Adjustment*	Pro-forma	GAAP	Adjustment*	Pro-forma

OPERATING REVENUES
Electric	9,244,987	154,969	$ 9,399,956	9,241,652	154,969	9,396,621
Natural gas	89,452	96,995	186,447	89,452	96,995	186,447
Competitive businesses	42,730	-	42,730	1,772,566	-	1,772,566
Total	9,377,169	251,964	9,629,133	11,103,670	251,964	11,355,634

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,876,224	134,164	3,010,388	3,139,710	134,164	3,273,874
Purchased power	2,377,615	(34,951)	2,342,664	2,379,015	(34,951)	2,344,064
Nuclear refueling outage expenses	79,747	-	79,747	169,845	-	169,845
Other operation and maintenance	1,548,562	74,313	1,622,875	2,263,053	74,313	2,337,366
Decommissioning	81,058	126	81,184	143,328	126	143,454
Taxes other than income taxes	366,006	34,522	400,528	426,170	34,522	460,692
Depreciation and amortization	809,687	32,817	842,504	884,174	32,817	916,991
Other regulatory charges (credits) - net	(129,577)	4,248	(125,329)	(129,577)	4,248	(125,329)
Total	8,009,322	245,239	8,254,561	9,275,718	245,239	9,520,957

OPERATING INCOME	1,367,847	6,725	1,374,572	1,827,952	6,725	1,834,677

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	48,410	4,943	53,353	48,410	4,943	53,353
Interest and dividend income	133,244	(1,752)	131,492	155,885	(1,752)	154,133
Equity in earnings (loss) of unconsolidated equity affiliates	12,322	(4,384)	7,938	5,815	(4,384)	1,431
Miscellaneous - net	(7,923)	(3,778)	(11,701)	26,447	(3,778)	22,669
Total	186,053	(4,971)	181,082	236,557	(4,971)	231,586

INTEREST AND OTHER CHARGES
Interest on long-term debt	466,295	736	467,031	475,665	736	476,401
Other interest - net	99,005	1,850	100,855	73,079	1,850	74,929
Allowance for borrowed funds used during construction	(28,574)	(4,009)	(32,583)	(28,574)	(4,009)	(32,583)
Preferred dividend requirements and other	25,412	185	25,597	28,832	185	29,017
Total	562,138	(1,238)	560,900	549,002	(1,238)	547,764

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	991,762	2,992	994,754	1,515,507	2,992	1,518,499

Income taxes	356,047	2,992	359,039	537,282	2,992	540,274

INCOME FROM CONTINUING OPERATIONS	635,715	-	635,715	978,225	-	978,225

LOSS FROM DISCONTINUED OPERATIONS
(net of taxes of $(12,571))	(23,678)	-	(23,678)	(23,678)	-	(23,678)

CONSOLIDATED NET INCOME	612,037	-	612,037	954,547	-	954,547

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-7: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Three Months Ended September 30, 2006
($ in thousands)
	Consolidated
		ENOI
	GAAP	Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	388,883	-	388,883
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	2,277	-	2,277
Other regulatory credits - net	(21,563)	1,040	(20,523)
Depreciation, amortization, and decommissioning	268,995	8,776	277,771
Deferred income taxes, investment tax credits, and non-current taxes accrued	184,494	3,193	187,687
Equity in earnings of unconsolidated equity affiliates - net of dividends	(14,773)	7,337	(7,436)
Changes in working capital:		-
Receivables	(108,169)	(18,670)	(126,839)
Fuel inventory	17,302	(1,574)	15,728
Accounts payable	(105,054)	18,948	(86,106)
Taxes accrued	42,105	(701)	41,404
Interest accrued	24,944	549	25,493
Deferred fuel	163,828	5,224	169,052
Other working capital accounts	7,701	2,666	10,367
Provision for estimated losses and reserves	2,558	1,817	4,375
Changes in other regulatory assets	(27,796)	(12,662)	(40,458)
Other	(48,918)	194	(48,724)
Net cash flow provided by operating activities	776,814	16,137	792,951

INVESTING ACTIVITIES
Construction/capital expenditures	(302,382)	(10,765)	(313,147)
Allowance for equity funds used during construction	7,721	540	8,261
Nuclear fuel purchases	(136,509)	-	(136,509)
Proceeds from sale/leaseback of nuclear fuel	93,970	-	93,970
Proceeds from sale of assets and businesses	-	-	-
Payment for purchase of plant	-	-	-
Insurance proceeds received for property damages	10,979	118	11,097
Decrease in other investments	6,431	(6,300)	131
Proceeds from nuclear decommissioning trust fund sales	56,939	-	56,939
Investment in nuclear decommissioning trust funds	(81,867)	-	(81,867)
Other regulatory investments	3,973	-	3,973
Net cash flow used in investing activities	(340,745)	(16,407)	(357,152)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	139,836	-	139,836
Preferred stock	-	-	-
Common stock and treasury stock	16,700	-	16,700
Retirement of long-term debt	(454,679)	-	(454,679)
Repurchase of common stock	-	-	-
Redemption of preferred stock	(2,821)	-	(2,821)
Changes in credit line borrowings - net	-	(15,000)	(15,000)
Dividends paid:
Common stock	(112,646)	-	(112,646)
Preferred stock	(6,101)	(93)	(6,194)
Net cash flow provided by (used in) financing activities	(419,711)	(15,093)	(434,804)
Effect of exchange rates on cash and cash equivalents	(264)	(1)	(265)
Net increase in cash and cash equivalents	16,094	(15,364)	730
Cash and cash equivalents at beginning of period	728,934	28,321	757,255
Cash and cash equivalents at end of period	745,028	12,957	757,985

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	107,605	14	107,619
Income taxes	33,765	668	34,433

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-8: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Nine Months Ended September 30, 2006
($ in thousands)	Consolidated
		ENOI
	GAAP	Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	864,314	-	864,314
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	43,960	(37)	43,923
Other regulatory credits - net	(124,509)	3,120	(121,389)
Depreciation, amortization, and decommissioning	765,627	24,748	790,375
Deferred income taxes, investment tax credits, and non-current taxes accrued	611,766	64,658	676,424
Equity in earnings of unconsolidated equity affiliates - net of dividends	(24,669)	23,662	(1,007)
Changes in working capital:		-
Receivables	210,311	(13,426)	196,885
Fuel inventory	3,652	4,494	8,146
Accounts payable	(390,804)	18,527	(372,277)
Taxes accrued	66,046	5,187	71,233
Interest accrued	3,190	1,098	4,288
Deferred fuel	436,663	2,202	438,865
Other working capital accounts	111,491	(4,245)	107,246
Provision for estimated losses and reserves	27,595	1,736	29,331
Changes in other regulatory assets	(193,323)	(45,320)	(238,643)
Other	(153,953)	8,193	(145,760)
Net cash flow provided by operating activities	2,257,357	94,597	2,351,954

INVESTING ACTIVITIES
Construction/capital expenditures	(1,251,732)	(63,680)	(1,315,412)
Allowance for equity funds used during construction	32,088	2,528	34,616
Nuclear fuel purchases	(260,759)	-	(260,759)
Proceeds from sale/leaseback of nuclear fuel	135,079	-	135,079
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	18,227	3,200	21,427
Decrease in other investments	56,501	(56,551)	(50)
Proceeds from nuclear decommissioning trust fund sales	580,745	-	580,745
Investment in nuclear decommissioning trust funds	(655,788)	-	(655,788)
Other regulatory investments	(38,506)	-	(38,506)
Net cash flow used in investing activities	(1,395,185)	(114,503)	(1,509,688)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,377,701	(7)	1,377,694
Preferred stock	73,354	-	73,354
Common stock and treasury stock	32,072	-	32,072
Retirement of long-term debt	(1,598,425)	-	(1,598,425)
Repurchase of common stock	-	-	-
Redemption of preferred stock	(183,881)	-	(183,881)
Changes in credit line borrowings - net	(40,000)	(15,000)	(55,000)
Dividends paid:
Common stock	(337,104)	-	(337,104)
Preferred stock	(22,861)	(185)	(23,046)
Net cash flow provided by (used in) financing activities	(699,144)	(15,192)	(714,336)
Effect of exchange rates on cash and cash equivalents	(820)	(1)	(821)
Net increase in cash and cash equivalents	162,208	(35,099)	127,109
Cash and cash equivalents at beginning of period	582,820	48,056	630,876
Cash and cash equivalents at end of period	745,028	12,957	757,985
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	390,059	471	390,530
Income taxes	(197,560)	(59,062)	(256,622)

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Appendix F-9: Reconciliation of GAAP to Non-GAAP Consolidated Cash Flow Statement
Twelve Months Ended September 30, 2006
($ in thousands)	Consolidated
		ENOI
	GAAP	Adjustment*	Pro-forma

OPERATING ACTIVITIES
Consolidated net income	954,547	-	954,547
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	47,139	(14)	47,125
Other regulatory credits - net	(129,577)	4,248	(125,329)
Depreciation, amortization, and decommissioning	1,020,082	32,944	1,053,026
Deferred income taxes, investment tax credits, and non-current taxes accrued	715,775	51,991	767,766
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(3,642)	4,385	743
Provision for asset impairments and restructuring charges	39,767	-	39,767
Changes in working capital:
Receivables	518,887	56,014	574,901
Fuel inventory	(69,066)	3,443	(65,623)
Accounts payable	(596,258)	(87,859)	(684,117)
Taxes accrued	25,435	12,230	37,665
Interest accrued	3,092	1,206	4,298
Deferred fuel	467,303	12,866	480,169
Other working capital accounts	129,913	(387)	129,526
Provision for estimated losses and reserves	18,136	118,880	137,016
Changes in other regulatory assets	(188,930)	(107,328)	(296,258)
Other	(334,386)	(15,522)	(349,908)
Net cash flow provided by operating activities	2,618,217	87,097	2,705,314
INVESTING ACTIVITIES
Construction/capital expenditures	(1,832,653)	(87,225)	(1,919,878)
Allowance for equity funds used during construction	48,410	4,943	53,353
Nuclear fuel purchases	(314,586)	-	(314,586)
Proceeds from sale/leaseback of nuclear fuel	145,342	-	145,342
Proceeds from sale of assets and businesses	77,159	-	77,159
Payment for purchase of plant	(88,199)	-	(88,199)
Insurance proceeds received for property damages	18,227	3,200	21,427
Decrease (increase) in other investments	46,708	(26,551)	20,157
Proceeds from nuclear decommissioning trust fund sales	813,504	-	813,504
Investment in nuclear decommissioning trust funds	(908,977)	-	(908,977)
Other regulatory investments	(188,730)	-	(188,730)
Net cash flow used in investing activities	(2,183,795)	(105,633)	(2,289,428)
FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	3,141,295	(7)	3,141,288
Preferred stock	171,351	-	171,351
Common stock and treasury stock	23,588	-	23,588
Retirement of long-term debt	(2,920,722)	-	(2,920,722)
Repurchase of common stock	-	-	-
Redemption of preferred stock	(183,881)	-	(183,881)
Changes in credit line borrowings - net	(40,000)	(14,500)	(54,500)
Dividends paid:
Common stock	(449,175)	-	(449,175)
Preferred stock	(29,246)	(185)	(29,431)
Net cash flow provided by (used in) financing activities	(286,790)	(14,692)	(301,482)
Effect of exchange rates on cash and cash equivalents	(635)	(1)	(636)
Net increase in cash and cash equivalents	146,997	(33,229)	113,768
Cash and cash equivalents at beginning of period	598,031	46,186	644,217
Cash and cash equivalents at end of period	745,028	12,957	757,985
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	519,348	(12,933)	506,415
Income taxes	(200,477)	(59,062)	(259,539)

*Adjustment to reflect ENOI reconsolidation
Totals may not foot due to rounding

Entergy Corporation's common stock is listed on the New York and Chicago exchanges under the symbol "ETR".

Additional investor information can be accessed on-line at
www.entergy.com/investor_relations

**********************************************************************************************************************

In this press release, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in Entergy's Annual Report on Form 10-K under (i) Forward-Looking Statements, (ii) Item 1A. Risk Factors, (iii) Item 7. Management's Financial Discussion and Analysis, and (iv) Current Report on Form 8-K filed on November 5, 2007 and (b) the following transactional factors (in addition to others described elsewhere in this release and in subsequent securities filings): (i) risks inherent in the contemplated spin-off, joint venture and related transactions (including the level of debt incurred by SpinCo and the terms and costs related thereto), (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.  Entergy cannot provide any assurances that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including regulatory approvals and the final approval by the Board of Directors of Entergy.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 119,557	$ 7,750	$ -	$ 127,307
Temporary cash investments - at cost,
which approximates market	825,477	513,901	-	1,339,378
Total cash and cash equivalents	945,034	521,651	-	1,466,685
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	288,321	384,389	(672,289)	421
Accounts receivable:
Customer	638,059	-	-	638,059
Allowance for doubtful accounts	(27,537)	-	-	(27,537)
Associated companies	45,559	80,951	(126,510)	-
Other	270,462	204,575	-	475,037
Accrued unbilled revenues	345,321	-	-	345,321
Total accounts receivable	1,271,864	285,526	(126,510)	1,430,880
Deferred fuel costs	35,522	-	-	35,522
Accumulated deferred income taxes	-	-	-	-
Fuel inventory - at average cost	194,828	2,921	-	197,749
Materials and supplies - at average cost	449,097	233,903	-	683,000
Deferred nuclear refueling outage costs	57,647	151,826	-	209,473
System agreement cost equalization	107,886	-	-	107,886
Prepayments and other	75,534	30,915	-	106,449
TOTAL	3,425,733	1,611,131	(798,799)	4,238,065

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,697,602	94,304	(7,712,644)	79,262
Decommissioning trust funds	1,374,099	1,929,602	-	3,303,701
Non-utility property - at cost (less accumulated depreciation)	208,547	3,563	-	212,110
Other	67,847	7,252	(5,388)	69,711
TOTAL	9,348,095	2,034,721	(7,718,032)	3,664,784

PROPERTY, PLANT, AND EQUIPMENT

Electric	29,444,585	3,124,824	(1,267)	32,568,142
Property under capital lease	737,459	-	-	737,459
Natural gas	297,355	-	-	297,355
Construction work in progress	778,356	195,442	-	973,798
Nuclear fuel under capital lease	317,653	-	-	317,653
Nuclear fuel	114,144	459,345	-	573,489
TOTAL PROPERTY, PLANT AND EQUIPMENT	31,689,552	3,779,611	(1,267)	35,467,896
Less - accumulated depreciation and amortization	14,474,019	417,164	-	14,891,183
PROPERTY, PLANT AND EQUIPMENT - NET	17,215,533	3,362,447	(1,267)	20,576,713

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	677,166	-	-	677,166
Other regulatory assets	3,103,377	-	-	3,103,377
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	16,257	-	-	16,257
Goodwill	374,099	3,073	-	377,172
Other	790,900	792,173	(646,212)	936,861
TOTAL	5,129,921	795,246	(646,212)	5,278,955

TOTAL ASSETS	$ 35,119,282	$ 7,803,545	$ (9,164,310)	$ 33,758,517

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 538,701	$ 88,241	$ -	$ 626,942
Notes payable:
Associated companies	324,082	348,207	(672,289)	-
Other	83,037	-	-	83,037
Account payable:
Associated companies	82,022	42,669	(124,691)	-
Other	798,237	180,377	-	978,614
Customer deposits	283,516	10	-	283,526
Taxes accrued	7,039	3,495	-	10,534
Accumulated deferred income taxes	20,494	-	-	20,494
Interest accrued	177,707	9,308	-	187,015
Deferred fuel costs	-	-	-	-
Obligations under capital leases	153,559	-	-	153,559
Pension and other postretirement liabilities	29,473	3,220	-	32,693
System agreement cost equalization	107,886	-	-	107,886
Other	99,153	140,055	-	239,208
TOTAL	2,704,906	815,582	(796,980)	2,723,508

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,828,579	499,470	-	6,328,049
Accumulated deferred investment tax credits	348,099	-	-	348,099
Obligations under capital leases	176,648	-	-	176,648
Other regulatory liabilities	531,311	-	-	531,311
Decommissioning and retirement cost liabilities	1,322,197	1,033,715	-	2,355,912
Transition to competition	79,098	-	-	79,098
Regulatory reserves	-	-	-	-
Accumulated provisions	121,195	8,711	-	129,906
Pension and other postretirement liabilities	1,093,679	315,861	-	1,409,540
Long-term debt	9,928,633	303,133	(84,640)	10,147,126
Preferred stock with sinking fund	7,050	-	-	7,050
Other	1,344,090	414,605	(570,817)	1,187,878
TOTAL	20,780,579	2,575,495	(655,457)	22,700,617

Preferred stock without sinking fund	333,939	422,472	(391,932)	364,479

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2007	2,228,351	1,068,639	(3,294,508)	2,482
Paid-in capital	6,744,119	2,009,898	(3,907,183)	4,846,834
Retained earnings	6,103,182	866,965	(282,192)	6,687,955
Accumulated other comprehensive income (loss)	(80,242)	87,810	626	8,194
Less - treasury stock, at cost (53,911,876 shares in 2007)	3,695,552	43,316	(163,316)	3,575,552
TOTAL	11,299,858	3,989,996	(7,319,941)	7,969,913

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 35,119,282	$ 7,803,545	$ (9,164,310)	$ 33,758,517

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 95,468	$ 21,911	$ -	$ 117,379
Temporary cash investments - at cost,
which approximates market	499,942	398,831	-	898,773
Total cash and cash equivalents	595,410	420,742	-	1,016,152
Notes receivable - Entergy New Orleans DIP loan	51,934	-	-	51,934
Notes receivable	266,717	1,280,921	(1,546,939)	699
Accounts receivable:
Customer	410,512	-	-	410,512
Allowance for doubtful accounts	(19,348)	-	-	(19,348)
Associated companies	(5,099)	94,549	(89,450)	-
Other	312,654	174,610	-	487,264
Accrued unbilled revenues	249,165	-	-	249,165
Total accounts receivable	947,884	269,159	(89,450)	1,127,593
Deferred fuel costs	-	-	-	-
Accumulated deferred income taxes	10,498	1,182	-	11,680
Fuel inventory - at average cost	189,829	3,269	-	193,098
Materials and supplies - at average cost	408,279	196,719	-	604,998
Deferred nuclear refueling outage costs	65,349	82,172	-	147,521
System agreement cost equalization	-	-	-	-
Prepayments and other	150,134	21,625	-	171,759
TOTAL	2,686,034	2,275,789	(1,636,389)	3,325,434

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,725,189	152,066	(7,648,166)	229,089
Decommissioning trust funds	1,274,676	1,583,847	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	208,956	3,770	-	212,726
Other	39,868	7,247	-	47,115
TOTAL	9,248,689	1,746,930	(7,648,166)	3,347,453

PROPERTY, PLANT, AND EQUIPMENT

Electric	28,405,556	2,309,755	(2,027)	30,713,284
Property under capital lease	730,182	-	-	730,182
Natural gas	92,787	-	-	92,787
Construction work in progress	609,431	176,716	-	786,147
Nuclear fuel under capital lease	336,017	-	-	336,017
Nuclear fuel	140,357	354,402	-	494,759
TOTAL PROPERTY, PLANT AND EQUIPMENT	30,314,330	2,840,873	(2,027)	33,153,176
Less - accumulated depreciation and amortization	13,366,710	348,389	-	13,715,099
PROPERTY, PLANT AND EQUIPMENT - NET	16,947,620	2,492,484	(2,027)	19,438,077

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	740,110	-	-	740,110
Other regulatory assets	2,768,352	-	-	2,768,352
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	19,349	-	-	19,349
Goodwill	374,099	3,073	-	377,172
Other	736,461	781,364	(619,163)	898,662
TOTAL	4,806,493	784,437	(619,163)	4,971,767

TOTAL ASSETS	$ 33,688,836	$ 7,299,640	$ (9,905,745)	$ 31,082,731

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 93,335	$ 88,241	$ -	$ 181,576
Notes payable:
Associated companies	979,198	567,741	(1,546,939)	-
Other	25,039	-	-	25,039
Account payable:
Associated companies	69,355	17,949	(87,304)	-
Other	901,434	221,162	-	1,122,596
Customer deposits	248,031	-	-	248,031
Taxes accrued	167,060	20,264	-	187,324
Accumulated deferred income taxes	-	-	-	-
Interest accrued	159,527	1,304	-	160,831
Deferred fuel costs	73,031	-	-	73,031
Obligations under capital leases	153,246	-	-	153,246
Pension and other postretirement liabilities	39,008	2,904	-	41,912
System agreement cost equalization	-	-	-	-
Other	100,501	171,043	-	271,544
TOTAL	3,008,765	1,090,608	(1,634,243)	2,465,130

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,451,700	369,000	-	5,820,700
Accumulated deferred investment tax credits	358,550	-	-	358,550
Obligations under capital leases	188,033	-	-	188,033
Other regulatory liabilities	449,237	-	-	449,237
Decommissioning and retirement cost liabilities	1,249,482	774,364	-	2,023,846
Transition to competition	79,098	-	-	79,098
Regulatory reserves	219	-	-	219
Accumulated provisions	81,053	7,849	-	88,902
Pension and other postretirement liabilities	1,125,707	284,726	-	1,410,433
Long-term debt	8,560,534	301,805	(64,252)	8,798,087
Preferred stock with sinking fund	10,500	-	-	10,500
Other	1,173,625	233,424	(559,853)	847,196
TOTAL	18,727,738	1,971,168	(624,105)	20,074,801

Preferred stock without sinking fund	310,751	426,099	(391,937)	344,913

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,668,007	1,500,553	(3,341,295)	4,827,265
Retained earnings	5,592,532	1,304,107	(783,597)	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	(18,221)	626	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	43,316	(163,316)	2,644,390
TOTAL	11,641,582	3,811,765	(7,255,460)	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 33,688,836	$ 7,299,640	$ (9,905,745)	$ 31,082,731

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 99,354	$ 21,911	$ -	$ 121,265
Temporary cash investments - at cost,
which approximates market	513,149	398,831	-	911,980
Total cash and cash equivalents	612,503	420,742	-	1,033,245
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	266,717	1,280,921	(1,546,939)	699
Accounts receivable:
Customer	469,511	-	-	469,511
Allowance for doubtful accounts	(29,911)	-	-	(29,911)
Associated companies	(5,099)	94,549	(89,450)	-
Other	226,396	174,610	-	401,006
Accrued unbilled revenues	272,923	-	-	272,923
Total accounts receivable	933,820	269,159	(89,450)	1,113,529
Deferred fuel costs	-	-	-	-
Accumulated deferred income taxes	7,574	1,182	-	8,756
Fuel inventory - at average cost	194,870	3,269	-	198,139
Materials and supplies - at average cost	416,104	196,719	-	612,823
Deferred nuclear refueling outage costs	65,349	82,172	-	147,521
System agreement cost equalization	-	-	-	-
Prepayments and other	155,774	21,625	-	177,399
TOTAL	2,652,711	2,275,789	(1,636,389)	3,292,111

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,571,201	152,066	(7,648,166)	75,101
Decommissioning trust funds	1,274,676	1,583,847	-	2,858,523
Non-utility property - at cost (less accumulated depreciation)	210,063	3,770	-	213,833
Other	39,868	7,247	-	47,115
TOTAL	9,095,808	1,746,930	(7,648,166)	3,194,572

PROPERTY, PLANT, AND EQUIPMENT

Electric	29,103,637	2,309,755	(2,027)	31,411,365
Property under capital lease	730,182	-	-	730,182
Natural gas	279,719	-	-	279,719
Construction work in progress	631,255	176,716	-	807,971
Nuclear fuel under capital lease	336,017	-	-	336,017
Nuclear fuel	140,357	354,402	-	494,759
TOTAL PROPERTY, PLANT AND EQUIPMENT	31,221,167	2,840,873	(2,027)	34,060,013
Less - accumulated depreciation and amortization	13,813,383	348,389	-	14,161,772
PROPERTY, PLANT AND EQUIPMENT - NET	17,407,784	2,492,484	(2,027)	19,898,241

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	668,240	-	-	668,240
Other regulatory assets	3,063,792	-	-	3,063,792
Deferred fuel costs	168,122	-	-	168,122
Long-term receivables	20,285	-	-	20,285
Goodwill	374,099	3,073	-	377,172
Other	741,285	781,364	(619,163)	903,486
TOTAL	5,035,823	784,437	(619,163)	5,201,097

TOTAL ASSETS	$ 34,192,126	$ 7,299,640	$ (9,905,745)	$ 31,586,021

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 93,335	$ 88,241	$ -	$ 181,576
Notes payable:
Associated companies	979,198	567,741	(1,546,939)	-
Other	25,039	-	-	25,039
Account payable:
Associated companies	69,355	17,949	(87,304)	-
Other	960,468	221,162	-	1,181,630
Customer deposits	262,839	-	-	262,839
Taxes accrued	169,147	20,264	-	189,411
Accumulated deferred income taxes	-	-	-	-
Interest accrued	177,531	1,304	-	178,835
Deferred fuel costs	54,035	-	-	54,035
Obligations under capital leases	153,246	-	-	153,246
Pension and other postretirement liabilities	39,024	2,904	-	41,928
System agreement cost equalization	-	-	-	-
Other	106,639	171,043	-	277,682
TOTAL	3,089,856	1,090,608	(1,634,243)	2,546,221

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,550,584	369,000	-	5,919,584
Accumulated deferred investment tax credits	361,707	-	-	361,707
Obligations under capital leases	188,033	-	-	188,033
Other regulatory liabilities	449,237	-	-	449,237
Decommissioning and retirement cost liabilities	1,252,073	774,364	-	2,026,437
Transition to competition	79,098	-	-	79,098
Regulatory reserves	219	-	-	219
Accumulated provisions	89,437	7,849	-	97,286
Pension and other postretirement liabilities	1,185,741	284,726	-	1,470,467
Long-term debt	8,787,153	301,805	(64,252)	9,024,706
Preferred stock with sinking fund	10,500	-	-	10,500
Other	1,176,375	233,424	(559,853)	849,946
TOTAL	19,130,157	1,971,168	(624,105)	20,477,220

Preferred stock without sinking fund	330,531	426,099	(391,937)	364,693

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2006	2,228,350	1,068,642	(3,294,510)	2,482
Paid-in capital	6,668,007	1,500,553	(3,341,295)	4,827,265
Retained earnings	5,592,532	1,304,107	(783,597)	6,113,042
Accumulated other comprehensive income (loss)	(82,917)	(18,221)	626	(100,512)
Less - treasury stock, at cost (45,506,311 shares in 2006)	2,764,390	43,316	(163,316)	2,644,390
TOTAL	11,641,582	3,811,765	(7,255,460)	8,197,887

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 34,192,126	$ 7,299,640	$ (9,905,745)	$ 31,586,021

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
September 30, 2007 vs December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 20,203	$ (14,161)	$ -	$ 6,042
Temporary cash investments - at cost,
which approximates market	312,328	115,070	-	427,398
Total cash and cash equivalents	332,531	100,909	-	433,440
Notes receivable - Entergy New Orleans DIP loan	-	-	-	-
Notes receivable	21,604	(896,532)	874,650	(278)
Accounts receivable:
Customer	168,548	-	-	168,548
Allowance for doubtful accounts	2,374	-	-	2,374
Associated companies	50,658	(13,598)	(37,060)	-
Other	44,066	29,965	-	74,031
Accrued unbilled revenues	72,398	-	-	72,398
Total accounts receivable	338,044	16,367	(37,060)	317,351
Deferred fuel costs	35,522	-	-	35,522
Accumulated deferred income taxes	(7,574)	(1,182)	-	(8,756)
Fuel inventory - at average cost	(42)	(348)	-	(390)
Materials and supplies - at average cost	32,993	37,184	-	70,177
Deferred nuclear refueling outage costs	(7,702)	69,654	-	61,952
System agreement cost equalization	107,886	-	-	107,886
Prepayments and other	(80,240)	9,290	-	(70,950)
TOTAL	773,022	(664,658)	837,590	945,954

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	126,401	(57,762)	(64,478)	4,161
Decommissioning trust funds	99,423	345,755	-	445,178
Non-utility property - at cost (less accumulated depreciation)	(1,516)	(207)	-	(1,723)
Other	27,979	5	(5,388)	22,596
TOTAL	252,287	287,791	(69,866)	470,212

PROPERTY, PLANT, AND EQUIPMENT

Electric	340,948	815,069	760	1,156,777
Property under capital lease	7,277	-	-	7,277
Natural gas	17,636	-	-	17,636
Construction work in progress	147,101	18,726	-	165,827
Nuclear fuel under capital lease	(18,364)	-	-	(18,364)
Nuclear fuel	(26,213)	104,943	-	78,730
TOTAL PROPERTY, PLANT AND EQUIPMENT	468,385	938,738	760	1,407,883
Less - accumulated depreciation and amortization	660,636	68,775	-	729,411
PROPERTY, PLANT AND EQUIPMENT - NET	(192,251)	869,963	760	678,472

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	8,926	-	-	8,926
Other regulatory assets	39,585	-	-	39,585
Deferred fuel costs	-	-	-	-
Long-term receivables	(4,028)	-	-	(4,028)
Goodwill	-	-	-	-
Other	49,615	10,809	(27,049)	33,375
TOTAL	94,098	10,809	(27,049)	77,858

TOTAL ASSETS	$ 927,156	$ 503,905	$ 741,435	$ 2,172,496

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Reconsolidation of Entergy New Orleans)
September 30, 2007 vs December 31, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 445,366	$ -	$ -	$ 445,366
Notes payable:
Associated companies	(655,116)	(219,534)	874,650	-
Other	57,998	-	-	57,998
Account payable:
Associated companies	12,667	24,720	(37,387)	-
Other	(162,231)	(40,785)	-	(203,016)
Customer deposits	20,677	10	-	20,687
Taxes accrued	(162,108)	(16,769)	-	(178,877)
Accumulated deferred income taxes	20,494	-	-	20,494
Interest accrued	176	8,004	-	8,180
Deferred fuel costs	(54,035)	-	-	(54,035)
Obligations under capital leases	313	-	-	313
Pension and other postretirement liabilities	(9,551)	316	-	(9,235)
System agreement cost equalization	107,886	-	-	107,886
Other	(7,486)	(30,988)	-	(38,474)
TOTAL	(384,950)	(275,026)	837,263	177,287

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	277,995	130,470	-	408,465
Accumulated deferred investment tax credits	(13,608)	-	-	(13,608)
Obligations under capital leases	(11,385)	-	-	(11,385)
Other regulatory liabilities	82,074	-	-	82,074
Decommissioning and retirement cost liabilities	70,124	259,351	-	329,475
Transition to competition	-	-	-	-
Regulatory reserves	(219)	-	-	(219)
Accumulated provisions	31,758	862	-	32,620
Pension and other postretirement liabilities	(92,062)	31,135	-	(60,927)
Long-term debt	1,141,480	1,328	(20,388)	1,122,420
Preferred stock with sinking fund	(3,450)	-	-	(3,450)
Other	167,715	181,181	(10,964)	337,932
TOTAL	1,650,422	604,327	(31,352)	2,223,397

Preferred stock without sinking fund	3,408	(3,627)	5	(214)

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2007 and 2006	1	(3)	2	-
Paid-in capital	76,112	509,345	(565,888)	19,569
Retained earnings	510,650	(437,142)	501,405	574,913
Accumulated other comprehensive income (loss)	2,675	106,031	-	108,706
Less - treasury stock, at cost	931,162	-	-	931,162
TOTAL	(341,724)	178,231	(64,481)	(227,974)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 927,156	$ 503,905	$ 741,435	$ 2,172,496

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 2,647,137	$ -	$ (591)	$ 2,646,546
Natural gas	30,154	-	-	30,154
Competitive businesses	8,797	609,791	(6,201)	612,387
Total	2,686,088	609,791	(6,792)	3,289,087

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	724,908	84,375	-	809,283
Purchased power	511,711	15,538	(6,627)	520,622
Nuclear refueling outage expenses	18,337	26,050	-	44,387
Other operation and maintenance	456,334	211,321	(279)	667,376
Decommissioning	22,501	21,097	-	43,597
Taxes other than income taxes	107,349	21,774	-	129,123
Depreciation and amortization	209,397	29,667	-	239,064
Other regulatory charges (credits) - net	25,303	-	-	25,303
Total	2,075,840	409,822	(6,906)	2,478,755

OPERATING INCOME	610,248	199,969	114	810,332

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	9,367	-	-	9,367
Interest and dividend income	55,653	28,615	(20,515)	63,754
Equity in earnings (loss) of unconsolidated equity affiliates	321	1,111	-	1,432
Miscellaneous - net	(2,554)	(3,434)	(114)	(6,103)
Total	62,787	26,292	(20,629)	68,450

INTEREST AND OTHER CHARGES
Interest on long-term debt	131,769	1,395	-	133,165
Other interest - net	63,312	9,733	(20,542)	52,503
Allowance for borrowed funds used during construction	(5,260)	-	-	(5,260)
Preferred dividend requirements and other	5,520	828	27	6,375
Total	195,341	11,956	(20,515)	186,783

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	477,694	214,305	-	691,999

Income taxes	171,991	58,849	-	230,840

INCOME FROM CONTINUING OPERATIONS	305,703	155,456	-	461,159

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	-	-	-

CONSOLIDATED NET INCOME	$ 305,703	$ 155,456	-	$ 461,159

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.57	$0.80		$2.37
DILUTED	$1.52	$0.78		$2.30
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.57	$0.80		$2.37
DILUTED	$1.52	$0.78		$2.30

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				194,864,359
DILUTED				200,532,942

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 2,761,952	$ -	$ (828)	$ 2,761,124
Natural gas	12,495	-	-	12,495
Competitive businesses	11,544	475,457	(5,902)	481,100
Total	2,785,991	475,457	(6,730)	3,254,719

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	908,012	79,546	-	987,558
Purchased power	588,687	25,374	(6,284)	607,777
Nuclear refueling outage expenses	20,022	23,023	-	43,045
Other operation and maintenance	408,544	183,006	(559)	590,992
Decommissioning	20,909	16,024	-	36,933
Taxes other than income taxes	119,040	14,487	-	133,527
Depreciation and amortization	211,106	20,935	-	232,042
Other regulatory charges (credits) - net	(21,563)	-	-	(21,563)
Total	2,254,757	362,395	(6,843)	2,610,311

OPERATING INCOME	531,234	113,062	113	644,408

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	7,721	-	-	7,721
Interest and dividend income	26,161	32,294	(20,735)	37,720
Equity in earnings (loss) of unconsolidated equity affiliates	8,127	6,645	-	14,772
Miscellaneous - net	7,223	23,855	(114)	30,964
Total	49,232	62,794	(20,849)	91,177

INTEREST AND OTHER CHARGES
Interest on long-term debt	123,454	2,453	-	125,907
Other interest - net	20,636	15,122	(20,722)	15,035
Allowance for borrowed funds used during construction	(4,538)	-	-	(4,538)
Preferred dividend requirements and other	5,956	869	(14)	6,811
Total	145,508	18,444	(20,736)	143,215

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	434,958	157,412	-	592,370

Income taxes	148,048	54,389	-	202,437

INCOME FROM CONTINUING OPERATIONS	286,910	103,023	-	389,933

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of ($563))	(1,050)	-	-	(1,050)

CONSOLIDATED NET INCOME	$ 285,860	$ 103,023	$ -	$ 388,883

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.38	$0.49		$1.87
DILUTED	$1.35	$0.48		$1.83
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.38	$0.49		$1.87
DILUTED	$1.35	$0.48		$1.83

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				208,382,863
DILUTED				212,404,770

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 2,840,744	$ -	$ (828)	$ 2,839,916
Natural gas	28,033	-	-	28,033
Competitive businesses	11,544	475,457	(5,902)	481,100
Total	2,880,321	475,457	(6,730)	3,349,049

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	964,109	79,546	-	1,043,655
Purchased power	570,161	25,374	(6,284)	589,251
Nuclear refueling outage expenses	20,022	23,023	-	43,045
Other operation and maintenance	433,307	183,006	(559)	615,755
Decommissioning	20,952	16,024	-	36,976
Taxes other than income taxes	128,205	14,487	-	142,692
Depreciation and amortization	219,839	20,935	-	240,775
Other regulatory charges (credits) - net	(20,523)	-	-	(20,523)
Total	2,336,072	362,395	(6,843)	2,691,626

OPERATING INCOME	544,249	113,062	113	657,423

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	8,261	-	-	8,261
Interest and dividend income	25,618	32,294	(20,735)	37,177
Equity in earnings (loss) of unconsolidated equity affiliates	791	6,645	-	7,436
Miscellaneous - net	7,100	23,855	(114)	30,841
Total	41,770	62,794	(20,849)	83,715

INTEREST AND OTHER CHARGES
Interest on long-term debt	123,909	2,453	-	126,362
Other interest - net	20,927	15,122	(20,722)	15,326
Allowance for borrowed funds used during construction	(4,966)	-	-	(4,966)
Preferred dividend requirements and other	6,048	869	(14)	6,903
Total	145,918	18,444	(20,736)	143,625

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	440,101	157,412	-	597,513

Income taxes	153,191	54,389	-	207,580

INCOME FROM CONTINUING OPERATIONS	286,910	103,023	-	389,933

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of ($563))	(1,050)	-	-	(1,050)

CONSOLIDATED NET INCOME	$ 285,860	$ 103,023	$ -	$ 388,883

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$1.38	$0.49		$1.87
DILUTED	$1.35	$0.48		$1.83
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.38	$0.49		$1.87
DILUTED	$1.35	$0.48		$1.83

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				208,382,863
DILUTED				212,404,770

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ (193,607)	$ -	$ 237	$ (193,370)
Natural gas	2,121	-	-	2,121
Competitive businesses	(2,747)	134,334	(299)	131,287
Total	(194,233)	134,334	(62)	(59,962)

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(239,201)	4,829	-	(234,372)
Purchased power	(58,450)	(9,836)	(343)	(68,629)
Nuclear refueling outage expenses	(1,685)	3,027	-	1,342
Other operation and maintenance	23,027	28,315	280	51,621
Decommissioning	1,549	5,073	-	6,621
Taxes other than income taxes	(20,856)	7,287	-	(13,569)
Depreciation and amortization	(10,442)	8,732	-	(1,711)
Other regulatory charges (credits )- net	45,826	-	-	45,826
Total	(260,232)	47,427	(63)	(212,871)

OPERATING INCOME	65,999	86,907	1	152,909

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	1,106	-	-	1,106
Interest and dividend income	30,035	(3,679)	220	26,577
Equity in earnings (loss) of unconsolidated equity affiliates	(470)	(5,534)	-	(6,004)
Miscellaneous - net	(9,654)	(27,289)	-	(36,944)
Total	21,017	(36,502)	220	(15,265)

INTEREST AND OTHER CHARGES
Interest on long-term debt	7,860	(1,058)	-	6,803
Other interest - net	42,385	(5,389)	180	37,177
Allowance for borrowed funds used during construction	(294)	-	-	(294)
Preferred dividend requirements and other	(528)	(41)	41	(528)
Total	49,423	(6,488)	221	43,158

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	37,593	56,893	-	94,486

Income taxes	18,800	4,460	-	23,260

INCOME FROM CONTINUING OPERATIONS	18,793	52,433	-	71,226

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	1,050	-	-	1,050

CONSOLIDATED NET INCOME	$ 19,843	$ 52,433	-	$ 72,276

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.19	$0.31		$0.50
DILUTED	$0.17	$0.30		$0.47
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.19	$0.31		$0.50
DILUTED	$0.17	$0.30		$0.47

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Nine Months Ended September 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 6,954,931	$ -	$ (2,284)	$ 6,952,648
Natural gas	158,014	-	-	158,014
Competitive businesses	22,919	1,636,307	(17,389)	1,641,836
Total	7,135,864	1,636,307	(19,673)	8,752,498

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,966,011	226,285	-	2,192,296
Purchased power	1,532,574	51,837	(18,550)	1,565,861
Nuclear refueling outage expenses	56,923	75,054	-	131,977
Other operation and maintenance	1,316,390	556,499	(1,465)	1,871,424
Decommissioning	66,315	57,192	-	123,507
Taxes other than income taxes	311,545	56,608	-	368,153
Depreciation and amortization	635,222	74,904	-	710,127
Other regulatory charges (credits) - net	62,187	-	-	62,187
Total	5,947,167	1,098,379	(20,015)	7,025,532

OPERATING INCOME	1,188,697	537,928	342	1,726,966

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	34,084	-	-	34,084
Interest and dividend income	135,301	98,972	(59,462)	174,811
Equity in earnings (loss) of unconsolidated equity affiliates	1,241	2,292	-	3,533
Miscellaneous - net	(6,998)	(10,542)	(342)	(17,881)
Total	163,628	90,722	(59,804)	194,547

INTEREST AND OTHER CHARGES
Interest on long-term debt	376,908	3,413	-	380,321
Other interest - net	139,334	38,398	(59,462)	118,270
Allowance for borrowed funds used during construction	(20,175)	-	-	(20,175)
Preferred dividend requirements and other	16,219	2,565	-	18,784
Total	512,286	44,376	(59,462)	497,200

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	840,039	584,274	-	1,424,313

Income taxes	324,259	159,098	-	483,357

INCOME FROM CONTINUING OPERATIONS	515,780	425,176	-	940,956

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	-	-	-

CONSOLIDATED NET INCOME	$ 515,780	$ 425,176	-	$ 940,956

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$2.61	$2.16		$4.77
DILUTED	$2.54	$2.09		$4.63
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	-	-		-
DILUTED	-	-		-
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.61	$2.16		$4.77
DILUTED	$2.54	$2.09		$4.63

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				197,443,652
DILUTED				203,362,110

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Nine Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 7,033,840	$ -	$ (2,069)	$ 7,031,771
Natural gas	63,522	-	-	63,522
Competitive businesses	31,388	1,355,458	(30,885)	1,355,961
Total	7,128,750	1,355,458	(32,954)	8,451,254

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,289,085	200,262	-	2,489,347
Purchased power	1,633,461	44,618	(31,524)	1,646,555
Nuclear refueling outage expenses	59,880	67,704	-	127,584
Other operation and maintenance	1,154,030	541,401	(1,772)	1,693,657
Decommissioning	61,626	47,161	-	108,787
Taxes other than income taxes	282,570	45,425	-	327,995
Depreciation and amortization	596,843	58,531	-	655,374
Other regulatory charges (credits) - net	(124,509)	-	-	(124,509)
Total	5,952,986	1,005,102	(33,296)	6,924,790

OPERATING INCOME	1,175,764	350,356	342	1,526,464

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	32,088	-	-	32,088
Interest and dividend income	94,862	88,221	(66,393)	116,689
Equity in earnings (loss) of unconsolidated equity affiliates	26,014	829	-	26,843
Miscellaneous - net	(2,450)	19,585	(342)	16,793
Total	150,514	108,635	(66,735)	192,413

INTEREST AND OTHER CHARGES
Interest on long-term debt	362,005	7,053	-	369,058
Other interest - net	65,695	48,188	(66,352)	47,532
Allowance for borrowed funds used during construction	(18,989)	-	-	(18,989)
Preferred dividend requirements and other	20,057	2,606	(41)	22,622
Total	428,768	57,847	(66,393)	420,223

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	897,510	401,144	-	1,298,654

Income taxes	295,148	149,022	-	444,170

INCOME FROM CONTINUING OPERATIONS	602,362	252,122	-	854,484

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $5,423)	9,830	-	-	9,830

CONSOLIDATED NET INCOME	$ 612,192	$ 252,122	$ -	$ 864,314

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$2.90	$1.21		$4.11
DILUTED	$2.84	$1.19		$4.03
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.05	-		$0.05
DILUTED	$0.05	-		$0.05
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.95	$1.21		$4.16
DILUTED	$2.89	$1.19		$4.08

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				208,034,946
DILUTED				211,782,858

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Nine Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 7,190,646	$ -	$ (2,069)	$ 7,188,577
Natural gas	134,200	-	-	134,200
Competitive businesses	31,388	1,355,458	(30,885)	1,355,961
Total	7,356,234	1,355,458	(32,954)	8,678,738

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,396,284	200,262	-	2,596,546
Purchased power	1,605,089	44,618	(31,524)	1,618,183
Nuclear refueling outage expenses	59,880	67,704	-	127,584
Other operation and maintenance	1,210,907	541,401	(1,772)	1,750,534
Decommissioning	61,752	47,161	-	108,913
Taxes other than income taxes	308,423	45,425	-	353,848
Depreciation and amortization	621,464	58,531	-	679,995
Other regulatory charges (credits) - net	(121,389)	-	-	(121,389)
Total	6,142,410	1,005,102	(33,296)	7,114,214

OPERATING INCOME	1,213,824	350,356	342	1,564,524

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	34,616	-	-	34,616
Interest and dividend income	93,776	88,221	(66,393)	115,603
Equity in earnings (loss) of unconsolidated equity affiliates	2,352	829	-	3,181
Miscellaneous - net	(2,704)	19,585	(342)	16,539
Total	128,040	108,635	(66,735)	169,939

INTEREST AND OTHER CHARGES
Interest on long-term debt	362,829	7,053	-	369,882
Other interest - net	66,993	48,188	(66,352)	48,830
Allowance for borrowed funds used during construction	(21,023)	-	-	(21,023)
Preferred dividend requirements and other	20,242	2,606	(41)	22,807
Total	429,041	57,847	(66,393)	420,496

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	912,823	401,144	-	1,313,967

Income taxes	310,461	149,022	-	459,483

INCOME FROM CONTINUING OPERATIONS	602,362	252,122	-	854,484

INCOME FROM DISCONTINUED OPERATIONS (net of taxes of $5,423)	9,830	-	-	9,830

CONSOLIDATED NET INCOME	$ 612,192	$ 252,122	$ -	$ 864,314

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$2.90	$1.21		$4.11
DILUTED	$2.84	$1.19		$4.03
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.05	-		$0.05
DILUTED	$0.05	-		$0.05
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.95	$1.21		$4.16
DILUTED	$2.89	$1.19		$4.08

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				208,034,946
DILUTED				211,782,858

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Nine Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ (235,715)	$ -	$ (215)	$ (235,929)
Natural gas	23,814	-	-	23,814
Competitive businesses	(8,469)	280,849	13,496	285,875
Total	(220,370)	280,849	13,281	73,760

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(430,273)	26,023	-	(404,250)
Purchased power	(72,515)	7,219	12,974	(52,322)
Nuclear refueling outage expenses	(2,957)	7,350	-	4,393
Other operation and maintenance	105,483	15,098	307	120,890
Decommissioning	4,563	10,031	-	14,594
Taxes other than income taxes	3,122	11,183	-	14,305
Depreciation and amortization	13,758	16,373	-	30,132
Other regulatory charges (credits )- net	183,576	-	-	183,576
Total	(195,243)	93,277	13,281	(88,682)

OPERATING INCOME	(25,127)	187,572	-	162,442

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(532)	-	-	(532)
Interest and dividend income	41,525	10,751	6,931	59,208
Equity in earnings (loss) of unconsolidated equity affiliates	(1,111)	1,463	-	352
Miscellaneous - net	(4,294)	(30,127)	-	(34,420)
Total	35,588	(17,913)	6,931	24,608

INTEREST AND OTHER CHARGES
Interest on long-term debt	14,079	(3,640)	-	10,439
Other interest - net	72,341	(9,790)	6,890	69,440
Allowance for borrowed funds used during construction	848	-	-	848
Preferred dividend requirements and other	(4,023)	(41)	41	(4,023)
Total	83,245	(13,471)	6,931	76,704

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(72,784)	183,130	-	110,346

Income taxes	13,798	10,076	-	23,874

INCOME FROM CONTINUING OPERATIONS	(86,582)	173,054	-	86,472

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	(9,830)	-	-	(9,830)

CONSOLIDATED NET INCOME	$ (96,412)	$ 173,054	-	$ 76,642

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	($0.29)	$0.95		$0.66
DILUTED	($0.30)	$0.90		$0.60
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.05)	-		($0.05)
DILUTED	($0.05)	-		($0.05)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	($0.34)	$0.95		$0.61
DILUTED	($0.35)	$0.90		$0.55

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2007
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 9,035,073	$ -	$ (2,879)	$ 9,032,194
Natural gas	208,132	-	-	208,132
Competitive businesses	31,348	2,061,203	(21,883)	2,070,668
Total	9,274,553	2,061,203	(24,762)	11,310,994

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,608,119	289,239	-	2,897,359
Purchased power	2,003,580	61,865	(23,176)	2,042,269
Nuclear refueling outage expenses	75,152	98,807	-	173,959
Other operation and maintenance	1,820,607	737,783	(2,042)	2,556,348
Decommissioning	87,644	73,003	-	160,647
Taxes other than income taxes	401,971	75,848	-	477,819
Depreciation and amortization	853,739	95,648	-	949,387
Other regulatory charges (credits) - net	65,056	-	-	65,056
Total	7,915,868	1,432,193	(25,218)	9,322,844

OPERATING INCOME	1,358,685	629,010	456	1,988,150

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	42,440	-	-	42,440
Interest and dividend income	198,521	134,454	(81,654)	251,321
Equity in earnings (loss) of unconsolidated equity affiliates	90,197	(159)	-	90,038
Miscellaneous - net	(4,284)	(14,108)	(456)	(18,848)
Total	326,874	120,187	(82,110)	364,951

INTEREST AND OTHER CHARGES
Interest on long-term debt	507,429	5,530	-	512,958
Other interest - net	175,712	55,046	(81,640)	149,118
Allowance for borrowed funds used during construction	(25,560)	-	-	(25,560)
Preferred dividend requirements and other	21,626	3,434	(14)	25,046
Total	679,207	64,010	(81,654)	661,562

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,006,352	685,187	-	1,691,539

Income taxes	253,638	218,331	-	471,969

INCOME FROM CONTINUING OPERATIONS	752,714	466,856	-	1,219,570

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of ($5,356))	(10,326)	-	-	(10,326)

CONSOLIDATED NET INCOME	$ 742,388	$ 466,856	-	$ 1,209,244

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.77	$2.34		$6.11
DILUTED	$3.67	$2.28		$5.95
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.05)	-		($0.05)
DILUTED	($0.05)	-		($0.05)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$3.72	$2.34		$6.06
DILUTED	$3.62	$2.28		$5.90

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				199,535,130
DILUTED				205,029,153

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 9,244,987	$ -	$ (3,335)	$ 9,241,652
Natural gas	89,452	-	-	89,452
Competitive businesses	42,730	1,781,319	(51,483)	1,772,566
Total	9,377,169	1,781,319	(54,818)	11,103,670

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,876,224	263,486	-	3,139,710
Purchased power	2,377,615	54,076	(52,676)	2,379,015
Nuclear refueling outage expenses	79,747	90,098	-	169,845
Other operation and maintenance	1,548,562	717,088	(2,597)	2,263,053
Decommissioning	81,058	62,270	-	143,328
Taxes other than income taxes	366,006	60,164	-	426,170
Depreciation and amortization	809,687	74,487	-	884,174
Other regulatory charges (credits) - net	(129,577)	-	-	(129,577)
Total	8,009,322	1,321,669	(55,273)	9,275,718

OPERATING INCOME	1,367,847	459,650	455	1,827,952

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	48,410	-	-	48,410
Interest and dividend income	133,244	112,813	(90,172)	155,885
Equity in earnings (loss) of unconsolidated equity affiliates	12,322	(6,507)	-	5,815
Miscellaneous - net	(7,923)	34,826	(456)	26,447
Total	186,053	141,132	(90,628)	236,557

INTEREST AND OTHER CHARGES
Interest on long-term debt	466,295	9,370	-	475,665
Other interest - net	99,005	64,192	(90,118)	73,079
Allowance for borrowed funds used during construction	(28,574)	-	-	(28,574)
Preferred dividend requirements and other	25,412	3,475	(55)	28,832
Total	562,138	77,037	(90,173)	549,002

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	991,762	523,745	-	1,515,507

Income taxes	356,047	181,235	-	537,282

INCOME FROM CONTINUING OPERATIONS	635,715	342,510	-	978,225

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of $(12,571))	(23,678)	-	-	(23,678)

CONSOLIDATED NET INCOME	$ 612,037	$ 342,510	$ -	$ 954,547

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.06	$1.65		$4.71
DILUTED	$3.00	$1.62		$4.62
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.12)	-		($0.12)
DILUTED	($0.11)	-		($0.11)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.94	$1.65		$4.59
DILUTED	$2.89	$1.62		$4.51

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,896,380
DILUTED				211,653,276

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ 9,399,956	$ -	$ (3,335)	$ 9,396,621
Natural gas	186,447	-	-	186,447
Competitive businesses	42,730	1,781,319	(51,483)	1,772,566
Total	9,629,133	1,781,319	(54,818)	11,355,634

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	3,010,388	263,486	-	3,273,874
Purchased power	2,342,664	54,076	(52,676)	2,344,064
Nuclear refueling outage expenses	79,747	90,098	-	169,845
Other operation and maintenance	1,622,875	717,088	(2,597)	2,337,366
Decommissioning	81,184	62,270	-	143,454
Taxes other than income taxes	400,528	60,164	-	460,692
Depreciation and amortization	842,504	74,487	-	916,991
Other regulatory charges (credits) - net	(125,329)	-	-	(125,329)
Total	8,254,561	1,321,669	(55,273)	9,520,957

OPERATING INCOME	1,374,572	459,650	455	1,834,677

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	53,353	-	-	53,353
Interest and dividend income	131,492	112,813	(90,172)	154,133
Equity in earnings (loss) of unconsolidated equity affiliates	7,938	(6,507)	-	1,431
Miscellaneous - net	(11,701)	34,826	(456)	22,669
Total	181,082	141,132	(90,628)	231,586

INTEREST AND OTHER CHARGES
Interest on long-term debt	467,031	9,370	-	476,401
Other interest - net	100,855	64,192	(90,118)	74,929
Allowance for borrowed funds used during construction	(32,583)	-	-	(32,583)
Preferred dividend requirements and other	25,597	3,475	(55)	29,017
Total	560,900	77,037	(90,173)	547,764

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	994,754	523,745	-	1,518,499

Income taxes	359,039	181,235	-	540,274

INCOME FROM CONTINUING OPERATIONS	635,715	342,510	-	978,225

LOSS FROM DISCONTINUED OPERATIONS (net of taxes of $(12,571))	(23,678)	-	-	(23,678)

CONSOLIDATED NET INCOME	$ 612,037	$ 342,510	$ -	$ 954,547

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$3.06	$1.65		$4.71
DILUTED	$3.00	$1.62		$4.62
LOSS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	($0.12)	-		($0.12)
DILUTED	($0.11)	-		($0.11)
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.94	$1.65		$4.59
DILUTED	$2.89	$1.62		$4.51

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,896,380
DILUTED				211,653,276

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Reconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Electric	$ (364,883)	$ -	$ 456	$ (364,427)
Natural gas	21,685	-	-	21,685
Competitive businesses	(11,382)	279,884	29,600	298,102
Total	(354,580)	279,884	30,056	(44,640)

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(402,269)	25,753	-	(376,516)
Purchased power	(339,084)	7,789	29,500	(301,795)
Nuclear refueling outage expenses	(4,595)	8,709	-	4,114
Other operation and maintenance	197,732	20,695	555	218,982
Decommissioning	6,460	10,733	-	17,193
Taxes other than income taxes	1,443	15,684	-	17,127
Depreciation and amortization	11,235	21,161	-	32,396
Other regulatory charges (credits )- net	190,385	-	-	190,385
Total	(338,693)	110,524	30,055	(198,114)

OPERATING INCOME	(15,887)	169,360	1	153,474

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(10,913)	-	-	(10,913)
Interest and dividend income	67,029	21,641	8,518	97,188
Equity in earnings (loss) of unconsolidated equity affiliates	82,259	6,348	-	88,607
Miscellaneous - net	7,417	(48,934)	-	(41,517)
Total	145,792	(20,945)	8,518	133,365

INTEREST AND OTHER CHARGES
Interest on long-term debt	40,398	(3,840)	-	36,557
Other interest - net	74,857	(9,146)	8,478	74,189
Allowance for borrowed funds used during construction	7,023	-	-	7,023
Preferred dividend requirements and other	(3,971)	(41)	41	(3,971)
Total	118,307	(13,027)	8,519	113,798

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	11,598	161,442	-	173,040

Income taxes	(105,401)	37,096	-	(68,305)

INCOME FROM CONTINUING OPERATIONS	116,999	124,346	-	241,345

INCOME (LOSS) FROM DISCONTINUED OPERATIONS (net of taxes)	13,352	-	-	13,352

CONSOLIDATED NET INCOME	$ 130,351	$ 124,346	-	$ 254,697

EARNINGS PER AVERAGE COMMON SHARE (from continuing operations):
BASIC	$0.71	$0.69		$1.40
DILUTED	$0.67	$0.66		$1.33
EARNINGS PER AVERAGE COMMON SHARE (from discontinued operations):
BASIC	$0.07	-		$0.07
DILUTED	$0.06	-		$0.06
EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.78	$0.69		$1.47
DILUTED	$0.73	$0.66		$1.39

*Totals may not foot due to rounding.

Entergy Corporation

Consolidated Cash Flow Statement
Three Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$461,159	$388,883	$72,276
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(26,375)	2,277	(28,652)
Other regulatory charges (credits) - net	25,302	(21,563)	46,865
Depreciation, amortization, and decommissioning	282,661	268,995	13,666
Deferred income taxes, investment tax credits, and non-current taxes accrued	2,506	184,494	(181,988)
Equity in earnings of unconsolidated equity affiliates - net of dividends	(1,432)	(14,773)	13,341
Changes in working capital:
Receivables	(194,366)	(108,169)	(86,197)
Fuel inventory	10,923	17,302	(6,379)
Accounts payable	(18,634)	(105,054)	86,420
Taxes accrued	12,620	42,105	(29,485)
Interest accrued	37,273	24,944	12,329
Deferred fuel	(90,698)	163,828	(254,526)
Other working capital accounts	115,798	7,701	108,097
Provision for estimated losses and reserves	(31,488)	2,558	(34,046)
Changes in other regulatory assets	(45,452)	(27,796)	(17,656)
Other	122,823	(48,918)	171,741
Net cash flow provided by operating activities	662,620	776,814	(114,194)

INVESTING ACTIVITIES
Construction/capital expenditures	(365,975)	(302,382)	(63,593)
Allowance for equity funds used during construction	9,367	7,721	1,646
Nuclear fuel purchases	(52,809)	(136,509)	83,700
Proceeds from sale/leaseback of nuclear fuel	4,107	93,970	(89,863)
Proceeds from sale of assets and businesses	-	-	-
Payment for purchase of plant	-	-	-
Insurance proceeds received for property damages	567	10,979	(10,412)
Decrease in other investments	(2,199)	6,431	(8,630)
Proceeds from nuclear decommissioning trust fund sales	286,271	56,939	229,332
Investment in nuclear decommissioning trust funds	(313,722)	(81,867)	(231,855)
Other regulatory investments	-	3,973	(3,973)
Net cash flow used in investing activities	(434,393)	(340,745)	(93,648)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	395,040	139,836	255,204
Preferred stock	-	-	-
Common stock and treasury stock	5,469	16,700	(11,231)
Retirement of long-term debt	(189,907)	(454,679)	264,772
Repurchase of common stock	(198,725)	-	(198,725)
Redemption of preferred stock	(1,200)	(2,821)	1,621
Changes in credit line borrowings - net	60,000	-	60,000
Dividends paid:
Common stock	(146,102)	(112,646)	(33,456)
Preferred stock	(6,188)	(6,101)	(87)
Net cash flow provided by (used in) financing activities	(81,613)	(419,711)	338,098

Effect of exchange rates on cash and cash equivalents	(151)	(264)	113

Net increase (decrease) in cash and cash equivalents	146,463	16,094	130,369

Cash and cash equivalents at beginning of period	1,320,222	728,934	591,288

Cash and cash equivalents at end of period	$1,466,685	$745,028	$721,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$151,809	$107,605	$44,204
Income taxes	$120,308	$33,765	$86,543

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Reconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$461,159	$388,883	$72,276
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(26,375)	2,277	(28,652)
Other regulatory charges (credits) - net	25,302	(20,523)	45,825
Depreciation, amortization, and decommissioning	282,661	277,771	4,890
Deferred income taxes, investment tax credits, and non-current taxes accrued	2,506	187,687	(185,181)
Equity in earnings of unconsolidated equity affiliates - net of dividends	(1,432)	(7,436)	6,004
Changes in working capital:
Receivables	(194,366)	(126,839)	(67,527)
Fuel inventory	10,923	15,728	(4,805)
Accounts payable	(18,634)	(86,106)	67,472
Taxes accrued	12,620	41,404	(28,784)
Interest accrued	37,273	25,493	11,780
Deferred fuel	(90,698)	169,052	(259,750)
Other working capital accounts	115,798	10,367	105,431
Provision for estimated losses and reserves	(31,488)	4,375	(35,863)
Changes in other regulatory assets	(45,452)	(40,458)	(4,994)
Other	122,823	(48,724)	171,547
Net cash flow provided by operating activities	662,620	792,951	(130,331)

INVESTING ACTIVITIES
Construction/capital expenditures	(365,975)	(313,147)	(52,828)
Allowance for equity funds used during construction	9,367	8,261	1,106
Nuclear fuel purchases	(52,809)	(136,509)	83,700
Proceeds from sale/leaseback of nuclear fuel	4,107	93,970	(89,863)
Proceeds from sale of assets and businesses	-	-	-
Payment for purchase of plant	-	-	-
Insurance proceeds received for property damages	567	11,097	(10,530)
Decrease in other investments	(2,199)	131	(2,330)
Proceeds from nuclear decommissioning trust fund sales	286,271	56,939	229,332
Investment in nuclear decommissioning trust funds	(313,722)	(81,867)	(231,855)
Other regulatory investments	-	3,973	(3,973)
Net cash flow used in investing activities	(434,393)	(357,152)	(77,241)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	395,040	139,836	255,204
Preferred stock	-	-	-
Common stock and treasury stock	5,469	16,700	(11,231)
Retirement of long-term debt	(189,907)	(454,679)	264,772
Repurchase of common stock	(198,725)	-	(198,725)
Redemption of preferred stock	(1,200)	(2,821)	1,621
Changes in credit line borrowings - net	60,000	(15,000)	75,000
Dividends paid:
Common stock	(146,102)	(112,646)	(33,456)
Preferred stock	(6,188)	(6,194)	6
Net cash flow provided by (used in) financing activities	(81,613)	(434,804)	353,191

Effect of exchange rates on cash and cash equivalents	(151)	(265)	114

Net increase (decrease) in cash and cash equivalents	146,463	730	145,733

Cash and cash equivalents at beginning of period	1,320,222	757,255	562,967

Cash and cash equivalents at end of period	$1,466,685	$757,985	$708,700

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$151,809	$107,619	$44,190
Income taxes	$120,308	$34,433	$85,875

Entergy Corporation

Consolidated Cash Flow Statement
Nine Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$940,956	$864,314	$76,642
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(18,337)	43,960	(62,297)
Other regulatory charges (credits) - net	62,187	(124,509)	186,696
Depreciation, amortization, and decommissioning	833,634	765,627	68,007
Deferred income taxes, investment tax credits, and non-current taxes accrued	510,435	611,766	(101,331)
Equity in earnings of unconsolidated equity affiliates - net of dividends	(3,533)	(24,669)	21,136
Changes in working capital:
Receivables	(317,454)	210,311	(527,765)
Fuel inventory	390	3,652	(3,262)
Accounts payable	(155,736)	(390,804)	235,068
Taxes accrued	(176,790)	66,046	(242,836)
Interest accrued	8,180	3,190	4,990
Deferred fuel	(89,558)	436,663	(526,221)
Other working capital accounts	(53,977)	111,491	(165,468)
Provision for estimated losses and reserves	24,753	27,595	(2,842)
Changes in other regulatory assets	124,102	(193,323)	317,425
Other	(62,500)	(153,953)	91,453
Net cash flow provided by operating activities	1,626,752	2,257,357	(630,605)

INVESTING ACTIVITIES
Construction/capital expenditures	(1,083,090)	(1,251,732)	168,642
Allowance for equity funds used during construction	34,084	32,088	1,996
Nuclear fuel purchases	(272,137)	(260,759)	(11,378)
Proceeds from sale/leaseback of nuclear fuel	128,292	135,079	(6,787)
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	82,648	18,227	64,421
Decrease in other investments	71,770	56,501	15,269
Proceeds from nuclear decommissioning trust fund sales	1,299,685	580,745	718,940
Investment in nuclear decommissioning trust funds	(1,388,806)	(655,788)	(733,018)
Other regulatory investments	-	(38,506)	38,506
Net cash flow used in investing activities	(1,450,702)	(1,395,185)	(55,517)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,437,163	1,377,701	1,059,462
Preferred stock	-	73,354	(73,354)
Common stock and treasury stock	59,175	32,072	27,103
Retirement of long-term debt	(889,813)	(1,598,425)	708,612
Repurchase of common stock	(1,024,185)	-	(1,024,185)
Redemption of preferred stock	(3,450)	(183,881)	180,431
Changes in credit line borrowings - net	60,000	(40,000)	100,000
Dividends paid:
Common stock	(361,574)	(337,104)	(24,470)
Preferred stock	(19,532)	(22,861)	3,329
Net cash flow provided by (used in) financing activities	257,784	(699,144)	956,928

Effect of exchange rates on cash and cash equivalents	(394)	(820)	426

Net increase in cash and cash equivalents	433,440	162,208	271,232

Cash and cash equivalents at beginning of period	1,016,152	582,820	433,332

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	17,093	-	17,093

Cash and cash equivalents at end of period	$1,466,685	$745,028	$721,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$449,038	$390,059	$58,979
Income taxes	$349,058	($197,560)	$546,618

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Reconsolidation of Entergy New Orleans)
Nine Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$940,956	$864,314	$76,642
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(18,337)	43,923	(62,260)
Other regulatory charges (credits) - net	62,187	(121,389)	183,576
Depreciation, amortization, and decommissioning	833,634	790,375	43,259
Deferred income taxes, investment tax credits, and non-current taxes accrued	510,435	676,424	(165,989)
Equity in earnings of unconsolidated equity affiliates - net of dividends	(3,533)	(1,007)	(2,526)
Changes in working capital:
Receivables	(317,454)	196,885	(514,339)
Fuel inventory	390	8,146	(7,756)
Accounts payable	(155,736)	(372,277)	216,541
Taxes accrued	(176,790)	71,233	(248,023)
Interest accrued	8,180	4,288	3,892
Deferred fuel	(89,558)	438,865	(528,423)
Other working capital accounts	(53,977)	107,246	(161,223)
Provision for estimated losses and reserves	24,753	29,331	(4,578)
Changes in other regulatory assets	124,102	(238,643)	362,745
Other	(62,500)	(145,760)	83,260
Net cash flow provided by operating activities	1,626,752	2,351,954	(725,202)

INVESTING ACTIVITIES
Construction/capital expenditures	(1,083,090)	(1,315,412)	232,322
Allowance for equity funds used during construction	34,084	34,616	(532)
Nuclear fuel purchases	(272,137)	(260,759)	(11,378)
Proceeds from sale/leaseback of nuclear fuel	128,292	135,079	(6,787)
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	82,648	21,427	61,221
Decrease in other investments	71,770	(50)	71,820
Proceeds from nuclear decommissioning trust fund sales	1,299,685	580,745	718,940
Investment in nuclear decommissioning trust funds	(1,388,806)	(655,788)	(733,018)
Other regulatory investments	-	(38,506)	38,506
Net cash flow used in investing activities	(1,450,702)	(1,509,688)	58,986

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,437,163	1,377,694	1,059,469
Preferred stock	-	73,354	(73,354)
Common stock and treasury stock	59,175	32,072	27,103
Retirement of long-term debt	(889,813)	(1,598,425)	708,612
Repurchase of common stock	(1,024,185)	-	(1,024,185)
Redemption of preferred stock	(3,450)	(183,881)	180,431
Changes in credit line borrowings - net	60,000	(55,000)	115,000
Dividends paid:
Common stock	(361,574)	(337,104)	(24,470)
Preferred stock	(19,532)	(23,046)	3,514
Net cash flow provided by (used in) financing activities	257,784	(714,336)	972,120

Effect of exchange rates on cash and cash equivalents	(394)	(821)	427

Net increase in cash and cash equivalents	433,440	127,109	306,331

Cash and cash equivalents at beginning of period	1,016,152	630,876	385,276

Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	17,093	-	17,093

Cash and cash equivalents at end of period	$1,466,685	$757,985	$708,700

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$449,038	$390,530	$58,508
Income taxes	$349,058	($256,622)	$605,680

Entergy Corporation

Consolidated Cash Flow Statement
Twelve Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$1,209,244	$954,547	$254,697
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(25,928)	47,139	(73,067)
Other regulatory charges (credits) - net	65,056	(129,577)	194,633
Depreciation, amortization, and decommissioning	1,110,046	1,020,082	89,964
Deferred income taxes, investment tax credits, and non-current taxes accrued	627,049	715,775	(88,726)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	5,967	(3,642)	9,609
Provision for asset impairments and restructuring charges	-	39,767	(39,767)
Changes in working capital:
Receivables	(108,114)	518,887	(627,001)
Fuel inventory	8,348	(69,066)	77,414
Accounts payable	143,512	(596,258)	739,770
Taxes accrued	(246,394)	25,435	(271,829)
Interest accrued	25,204	3,092	22,112
Deferred fuel	66,121	467,303	(401,182)
Other working capital accounts	(98,191)	129,913	(228,104)
Provision for estimated losses and reserves	35,740	18,136	17,604
Changes in other regulatory assets	179,833	(188,930)	368,763
Other	(209,452)	(334,386)	124,934
Net cash flow provided by operating activities	2,788,041	2,618,217	169,824

INVESTING ACTIVITIES
Construction/capital expenditures	(1,429,822)	(1,832,653)	402,831
Allowance for equity funds used during construction	42,440	48,410	(5,970)
Nuclear fuel purchases	(337,626)	(314,586)	(23,040)
Proceeds from sale/leaseback of nuclear fuel	128,403	145,342	(16,939)
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	61,221	18,227	42,994
Decrease (increase) in other investments	29,009	46,708	(17,699)
Proceeds from nuclear decommissioning trust fund sales	1,496,524	813,504	683,020
Investment in nuclear decommissioning trust funds	(1,617,141)	(908,977)	(708,164)
Other regulatory investments	469	(188,730)	189,199
Net cash flow used in investing activities	(1,949,671)	(2,183,795)	234,124

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,897,176	3,141,295	(244,119)
Preferred stock	-	171,351	(171,351)
Common stock and treasury stock	97,558	23,588	73,970
Retirement of long-term debt	(1,095,761)	(2,920,722)	1,824,961
Repurchase of common stock	(1,608,378)	-	(1,608,378)
Redemption of preferred stock	(3,450)	(183,881)	180,431
Changes in credit line borrowings - net	85,000	(40,000)	125,000
Dividends paid:
Common stock	(473,424)	(449,175)	(24,249)
Preferred stock	(25,611)	(29,246)	3,635
Net cash flow provided by (used in) financing activities	(126,890)	(286,790)	159,900

Effect of exchange rates on cash and cash equivalents	(2,780)	(635)	(2,145)

Net increase in cash and cash equivalents	708,700	146,997	561,703

Cash and cash equivalents at beginning of period	757,985	598,031	159,954

Cash and cash equivalents at end of period	$1,466,685	$745,028	$721,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$600,422	$519,348	$81,074
Income taxes	$401,052	($200,477)	$601,529

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Reconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2007 vs. 2006
(Dollars in thousands)
(Unaudited)

	2007	2006	Variance

OPERATING ACTIVITIES
Consolidated net income	$1,209,244	$954,547	$254,697
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(25,928)	47,125	(73,053)
Other regulatory charges (credits) - net	65,056	(125,329)	190,385
Depreciation, amortization, and decommissioning	1,110,046	1,053,026	57,020
Deferred income taxes, investment tax credits, and non-current taxes accrued	627,049	767,766	(140,717)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	5,967	743	5,224
Provision for asset impairments and restructuring charges	-	39,767	(39,767)
Changes in working capital:
Receivables	(108,114)	574,901	(683,015)
Fuel inventory	8,348	(65,623)	73,971
Accounts payable	143,512	(684,117)	827,629
Taxes accrued	(246,394)	37,665	(284,059)
Interest accrued	25,204	4,298	20,906
Deferred fuel	66,121	480,169	(414,048)
Other working capital accounts	(98,191)	129,526	(227,717)
Provision for estimated losses and reserves	35,740	137,016	(101,276)
Changes in other regulatory assets	179,833	(296,258)	476,091
Other	(209,452)	(349,908)	140,456
Net cash flow provided by operating activities	2,788,041	2,705,314	82,727

INVESTING ACTIVITIES
Construction/capital expenditures	(1,429,822)	(1,919,878)	490,056
Allowance for equity funds used during construction	42,440	53,353	(10,913)
Nuclear fuel purchases	(337,626)	(314,586)	(23,040)
Proceeds from sale/leaseback of nuclear fuel	128,403	145,342	(16,939)
Proceeds from sale of assets and businesses	13,063	77,159	(64,096)
Payment for purchase of plant	(336,211)	(88,199)	(248,012)
Insurance proceeds received for property damages	61,221	21,427	39,794
Decrease (increase) in other investments	29,009	20,157	8,852
Proceeds from nuclear decommissioning trust fund sales	1,496,524	813,504	683,020
Investment in nuclear decommissioning trust funds	(1,617,141)	(908,977)	(708,164)
Other regulatory investments	469	(188,730)	189,199
Net cash flow used in investing activities	(1,949,671)	(2,289,428)	339,757

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,897,176	3,141,288	(244,112)
Preferred stock	-	171,351	(171,351)
Common stock and treasury stock	97,558	23,588	73,970
Retirement of long-term debt	(1,095,761)	(2,920,722)	1,824,961
Repurchase of common stock	(1,608,378)	-	(1,608,378)
Redemption of preferred stock	(3,450)	(183,881)	180,431
Changes in credit line borrowings - net	85,000	(54,500)	139,500
Dividends paid:
Common stock	(473,424)	(449,175)	(24,249)
Preferred stock	(25,611)	(29,431)	3,820
Net cash flow provided by (used in) financing activities	(126,890)	(301,482)	174,592

Effect of exchange rates on cash and cash equivalents	(2,780)	(636)	(2,144)

Net increase in cash and cash equivalents	708,700	113,768	594,932

Cash and cash equivalents at beginning of period	757,985	644,217	113,768

Cash and cash equivalents at end of period	$1,466,685	$757,985	$708,700

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$600,422	$506,415	$94,007
Income taxes	$401,052	($259,539)	$660,591